As filed with the Securities and Exchange Commission on 11/12/2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23011

Investment Company Act file number

The RBB FUND TRUST
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Steven Plump, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(609) 731-6256

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2024

Item 1. Reports to Stockholders.

P/E Global Enhanced International Fund
Institutional Class | PEIEX
Annual Shareholder Report | August 31, 2024
This annual shareholder report contains important information about the P/E Global Enhanced International Fund (the “Fund”) for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://www.peinvestments.com/. You can also request this information by contacting us at 1-855-610-4766.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$108	1.00%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the twelve-month period ended August 31, 2024, the Fund underperformed its benchmark, the MSCI EAFE Net (USD) Index (the “MSCI EAFE”). As part of its investment objective to seek total returns, the Fund seeks to augment passive international equity exposures with active currency positions, providing a distinct, diversifying source of potential alpha within the space. More specifically, the Fund’s investment strategy seeks to combine the performance of 1) certain U.S. Dollar hedged global equity index futures and 2) the P/E Global LLC’s proprietary FX Strategy, which is focused on providing exposure to international currency markets.
WHAT FACTORS INFLUENCED PERFORMANCE
Fund performance was driven largely by the MSCI EAFE, which posted strong performance during the period. FX Strategy performance was mainly driven by the Japanese Yen, which contributed, and the Australian Dollar, which detracted.
POSITIONING
From a factor perspective, inflation and long-term interest rate differentials drove FX Strategy positioning during the period. The short end of the yield curve factor also increased in significance in June and July 2024, supporting the argument for monetary policy divergence. Currently, yield curve inversion and slowing growth indicators increase the probability of risk aversion, which benefits stable currencies. Inflation, while remaining important, has moderated.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
P/E Global Enhanced International Fund	PAGE 1	TSR-AR-75526L100

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	Since Inception (12/28/2022)
Institutional Class	15.54	15.96
MSCI EAFE Net (USD) Index	19.40	18.29
Visit https://www.peinvestments.com/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of August 31, 2024)

Net Assets	$25,640,820
Number of Holdings	16
Net Advisory Fee	$(18,585)
Portfolio Turnover	0%
WHAT DID THE FUND INVEST IN? (as of August 31, 2024)

Top 10 Holdings	(% of net assets)
United States Treasury Bill	79.2%
MSCI EAFE Index	5.4%
South African Rand/US Dollar Cross Currency Rate	0.0%
US Dollar/Norwegian Krone Cross Currency Rate	0.0%
Canadian Dollar/US Dollar Cross Currency Rate	0.0%
Mexican Peso/US Dollar Cross Currency Rate	-0.1%
US Dollar/Swedish Krona Cross Currency Rate	-0.1%
New Zealand Dollar/US Dollar Cross Currency Rate	-0.1%
Swiss Franc/US Dollar Cross Currency Rate	-0.5%
British Pound/US Dollar Cross Currency Rate	-0.6%

Top Sectors	(% of net assets)
Cash & Other	100.0%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.peinvestments.com/
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your  P/E Global LLC documents not be householded, please contact P/E Global LLC  at  1-855-610-4766, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by  P/E Global LLC  or your financial intermediary.
P/E Global Enhanced International Fund	PAGE 2	TSR-AR-75526L100

Penn Capital Short Duration High Income Fund
Institutional Class | PSHNX
Annual Shareholder Report | August 31, 2024
This annual shareholder report contains important information about the Penn Capital Short Duration High Income Fund (the “Fund”) for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://penncapital.com/mutual-funds. You can also request this information by contacting us at 1-844-302-7366.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$58	0.55%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the fiscal year ended August 31, 2024, the Fund generated a 9.18% return, outperforming its benchmark, ICE BofA 1-3 Year BB US Cash Pay High Yield Index (the “Index”) which returned 8.90%. The Fund maintains an average portfolio maturity of three years or less and excludes CCC-rated bonds. The portfolio will typically underperform the broad short duration market, which includes triple CCC-rated bonds, during low quality rallies and outperform during low quality sell-offs. Over the past year, lower rated bonds modestly outperformed higher rated bonds. The portfolio benefitted from strong security selection in the Media industry led by tactical positioning in Charter Communications and shorter-term maturities in Grey Television, Nexstar and Dish Network. Capital Goods was the second strongest sector with a focus on aerospace firms - Spirit Aerosystems, Moog, and Triumph Group – leading the way. Underweighting the Transportation sector contributed to performance as airline bonds lagged amid weakening profitability due to a combination of overcapacity and rising labor costs. The largest detractor to performance was a conservative positioning in the Insurance sector when two long dated subordinated bonds outperformed within the Index. The Basic Industry sector lagged due to conservative positioning in near term commodity producers. The Banking industry was a detractor as the Fund focused on investment grade banks like Fifth Third and Huntington while the Index saw strong returns from Western Alliance and Pacwest, two companies that were directly impacted and ultimately survived the Silicon Valley liquidity crisis.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses, were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Penn Capital Short Duration High Income Fund	PAGE 1	TSR-AR-707269882

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	Since Inception (07/17/2017)
Institutional Class (without sales charge)	9.18	3.49	3.38
Bloomberg U.S. Aggregate Bond Index**	7.30	-0.04	1.35
ICE BofA 1-3 Year BB US Cash Pay High Yield Index	8.90	4.15	4.20
Visit https://penncapital.com/mutual-funds for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
**	Effective with this report, and pursuant to new regulatory requirements, the Bloomberg U.S. Aggregate Bond Index replaced the ICE BofA 1-3 Year BB US Cash Pay High Yield Index as the Fund’s primary benchmark to represent a broad-based securities market index.
KEY FUND STATISTICS (as of August 31, 2024)

Net Assets	$16,600,110
Number of Holdings	93
Net Advisory Fee	-$67,409
Portfolio Turnover	42%
Visit https://penncapital.com/mutual-funds for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of August 31, 2024)

Top 10 Holdings	(% of Net Assets)
OneMain Finance Corp.	3.7%
Frontier Communications Holdings LLC	2.9%
Travel + Leisure Co.	2.9%
CCO Holdings LLC / CCO Holdings Capital Corp.	2.7%
Owens & Minor, Inc.	2.5%
American Airlines, Inc.	2.5%
Crown Cork & Seal Co., Inc.	2.4%
Calpine Corp.	2.3%
Harvest Midstream I LP	2.1%
Fortress Transportation and Infrastructure Investors LLC	2.1%

Top Sectors	(% of Net Assets)
Energy	19.3%
Consumer Discretionary	19.0%
Financials	15.4%
Communications	14.6%
Materials	10.0%
Health Care	5.8%
Utilities	4.2%
Industrials	4.1%
Consumer Staples	2.7%
Cash & Other	4.9%
Material Fund Changes:
This is a summary of certain planned changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2024 at www.penncapitalFund.com or upon request at 844-302 PENN (7366).
During the period, a newly formed entity formed by two members of the Penn Capital Management Company, LLC’s (the “Advisor” or “Penn Capital”) senior management purchased all of the rights and interests of Spouting Rock Asset Management’s lender and foreclosed upon the Penn Capital equity owned by Spouting Rock Asset Management. In addition, the newly formed entity purchased the equity ownership of 525 Holdings LLC, Penn Capital’s controlling member. The newly formed entity then subsequently sold a majority and controlling interest in Penn Capital to SGAM Advisors LLC, a subsidiary of Seaport Global Holdings LLC (“Seaport”). The transaction closed on July 3, 2024 (the “Acquisition”). The Acquisition was deemed to result in a change of control of Penn Capital pursuant to the 1940 Act, and resulted in the automatic termination of the previously existing advisory agreement between The RBB Fund Trust (the “Trust”), on behalf of the Fund, and Penn Capital (the “Original Agreement”). To avoid disruption of the Fund’s investment management program, the Board approved (i) an interim advisory agreement between the Trust and Penn Capital with
Penn Capital Short Duration High Income Fund	PAGE 2	TSR-AR-707269882

respect to the Fund (the “Interim Advisory Agreement”) on April 24, 2024, which became effective on July 3, 2024, and (ii) a new investment advisory agreement between the Trust and Penn Capital with respect to the Fund (the “New Advisory Agreement”), which will not become effective unless approved by the shareholders of the Fund. The New Advisory Agreement is substantially similar to the Original Agreement on behalf of the Fund. The advisory fees payable to Penn Capital under the New Advisory Agreement are the same as the advisory fees payable under the Original Agreement. The investment advisory personnel who provided services to the Fund under the Original Agreement are expected to continue to do so under the New Advisory Agreement. The Advisor does not expect the Acquisition to have any material impact on the quality of investment advisory services provided to the Fund. The Board has unanimously voted to approve the New Advisory Agreement and to recommend that the shareholders of the Fund vote FOR the approval of the New Advisory Agreement.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://penncapital.com/mutual-funds
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-844-302-7366, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
Penn Capital Short Duration High Income Fund	PAGE 3	TSR-AR-707269882

Penn Capital Opportunistic High Income Fund
Institutional Class | PHYNX
Annual Shareholder Report | August 31, 2024
This annual shareholder report contains important information about the Penn Capital Opportunistic High Income Fund (the “Fund”) for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://penncapital.com/mutual-funds. You can also request this information by contacting us at 1-844-302-7366.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$77	0.73%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the fiscal year ended August 31, 2024 (“fiscal year”), the Fund generated a 11.91% return, underperforming its benchmark, the ICE BofA US High Yield Constrained Index, which returned 12.47%. From a ratings perspective, the largest detractor to performance was an underweight to the most speculative area of the index CC and lower rated securities while strong security selection in BB and CCC securities offset some of this performance drag. The Telecommunications sector was the strongest performer with a focus on Frontier Communications while avoiding Level Three and Altice’s European operations. The Capital Goods contributed through a focus aerospace companies such Bombardier, Triumph Group and Spirit Aerosystems while avoiding the packaging company Ardagh Group. The Leisure sector outperformed with a focus on smaller gaming companies and theme parks. The largest detractors to performance was an overweight to the Media sector due to weakness in national advertising for broadcasters and radio companies. The Basic Industry sector lagged due to a paper company that saw softening pulp prices during the fiscal year. The Transportation sector lagged as a trucking company struggled to integrate an vertical acquisition which was disruptive to their customer base.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses, were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Penn Capital Opportunistic High Income Fund	PAGE 1	TSR-AR-707269502

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	Since Inception (11/30/2015)
Institutional Class (without sales charge)	11.91	3.59	5.01
Bloomberg U.S. Aggregate Bond Index**	7.30	-0.04	1.65
ICE BofA US High Yield Constrained Index	12.47	4.26	5.86
Visit https://penncapital.com/mutual-funds for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
**	Effective with this report, and pursuant to new regulatory requirements, the Bloomberg U.S. Aggregate Bond Index replaced the ICE BofA US High Yield Constrained Index as the Fund’s primary benchmark to represent a broad-based securities market index.
KEY FUND STATISTICS (as of August 31, 2024)

Net Assets	$19,724,108
Number of Holdings	138
Net Advisory Fee	-$13,874
Portfolio Turnover	69%
WHAT DID THE FUND INVEST IN? (as of August 31, 2024)

Top 10 Holdings	(% of Net Assets)
Frontier Communications Holdings LLC	1.5%
Fortress Transportation and Infrastructure Investors LLC	1.5%
CCO Holdings LLC	1.4%
CHS/Community Health Systems, Inc.	1.4%
DaVita, Inc.	1.4%
Gray Television, Inc.	1.4%
Pike Corp.	1.3%
Texas Capital Bancshares, Inc.	1.3%
Bread Financial Holdings, Inc.	1.2%
Antero Resources Corp.	1.2%

Top Sectors	(% of Net Assets)
Consumer Discretionary	21.7%
Energy	17.0%
Communications	14.8%
Financials	11.6%
Health Care	10.4%
Industrials	5.4%
Materials	5.4%
Utilities	3.7%
Consumer Staples	3.5%
Cash & Other	6.5%
Material Fund Changes:
This is a summary of certain planned changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2024 at www.penncapitalFund.com or upon request at 844-302 PENN (7366).
During the period, a newly formed entity formed by two members of the Penn Capital Management Company, LLC’s (the “Advisor” or “Penn Capital”) senior management purchased all of the rights and interests of Spouting Rock Asset Management’s lender and foreclosed upon the Penn Capital equity owned by Spouting Rock Asset Management. In addition, the newly formed entity purchased the equity ownership of 525 Holdings LLC, Penn Capital’s controlling member. The newly formed entity then subsequently sold a majority and controlling interest in Penn Capital to SGAM Advisors LLC, a subsidiary of Seaport Global Holdings LLC (“Seaport”). The transaction closed on July 3, 2024 (the “Acquisition”). The Acquisition was deemed to result in a change of control of Penn Capital pursuant to the 1940 Act, and resulted in the automatic termination of the previously existing advisory agreement between The RBB Fund Trust (the “Trust”), on behalf of the Fund, and Penn Capital (the “Original Agreement”). To avoid disruption of the Fund’s investment management program, the Board approved (i) an interim advisory agreement between the Trust and Penn Capital with
Penn Capital Opportunistic High Income Fund	PAGE 2	TSR-AR-707269502

respect to the Fund (the “Interim Advisory Agreement”) on April 24, 2024, which became effective on July 3, 2024, and (ii) a new investment advisory agreement between the Trust and Penn Capital with respect to the Fund (the “New Advisory Agreement”), which will not become effective unless approved by the shareholders of the Fund. The New Advisory Agreement is substantially similar to the Original Agreement on behalf of the Fund. The advisory fees payable to Penn Capital under the New Advisory Agreement are the same as the advisory fees payable under the Original Agreement. The investment advisory personnel who provided services to the Fund under the Original Agreement are expected to continue to do so under the New Advisory Agreement. The Advisor does not expect the Acquisition to have any material impact on the quality of investment advisory services provided to the Fund. The Board has unanimously voted to approve the New Advisory Agreement and to recommend that the shareholders of the Fund vote FOR the approval of the New Advisory Agreement.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://penncapital.com/mutual-funds
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-844-302-7366, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
Penn Capital Opportunistic High Income Fund	PAGE 3	TSR-AR-707269502

Penn Capital Mid Cap Core Fund
Institutional Class | PSMPX
Annual Shareholder Report | August 31, 2024
This annual shareholder report contains important information about the Penn Capital Mid Cap Core Fund (the “Fund”) for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://penncapital.com/mutual-funds. You can also request this information by contacting us at 1-844-302-7366.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$109	1.06%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the twelve-month fiscal period ended August 31, 2024, the Fund generated a 6.13% return, underperforming the 17.86% return of its benchmark, the Bloomberg US 2500 Index. The sectors that hindered performance during the period were Consumer Discretionary, Health Care, and Energy. In the Consumer Discretionary sector, a casino operator reported disappointing 1H24 results due to lower-than-expected volumes and table hold in Las Vegas, weather headwinds at its regional properties, and unlucky online sports betting hold. Within Health Care, a provider of spine surgery solutions delivered continued top line growth and market share gains, through its slower than expected progress towards profitability and cash flow breakeven frustrated investors. In the Energy sector, an offshore drilling contractor underperformed due to the decline in oil prices amid rising supply. The best performing sectors during the period were the Real Estate, Materials, and Consumer Staples sectors. Within the Real Estate sector, a commercial real estate advisory firm outperformed amid optimism that the commercial real estate cycle is bottoming while the company’s aggressive recruitment of top producers is driving higher revenue per employee versus peers. In the Materials sector, a fabricator and distributor of steel and metal alloy outperformed driven by strong earnings growth in its Aerospace division where lead times and pricing remain extended. Within Consumer Staples, a food distributor continues to gain market share and win new customers while expanding margins due to favorable mix and using free cash flow to de-leverage its balance sheet.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses, were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Penn Capital Mid Cap Core Fund	PAGE 1	TSR-AR-707269106

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	Since Inception (11/30/2015)
Institutional Class (without sales charge)	6.13	5.17	7.32
Russell 3000**	26.14	15.19	13.52
Bloomberg US 2500 Index	17.86	10.56	9.70
Visit https://penncapital.com/mutual-funds for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
**	Effective with this report, and pursuant to new regulatory requirements, the Russell 3000 replaced the Bloomberg US 2500 Index as the Fund’s primary benchmark to represent a broad-based securities market index.
KEY FUND STATISTICS (as of August 31, 2024)

Net Assets	$5,252,082
Number of Holdings	67
Net Advisory Fee	-$13,037
Portfolio Turnover	83%
WHAT DID THE FUND INVEST IN? (as of August 31, 2024)

Top 10 Holdings	(% of Net Assets)
Weatherford International PLC	2.8%
Nexstar Media Group, Inc.	2.3%
Popular, Inc.	2.3%
Norwegian Cruise Line Holdings Ltd.	2.1%
Carpenter Technology Corp.	2.1%
BGC Group, Inc.	2.0%
Lazard, Inc.	1.9%
Pinnacle Financial Partners, Inc.	1.9%
Newmark Group, Inc.	1.9%
Waystar Holding Corp.	1.9%

Top Sectors	(% of Net Assets)
Industrials	17.0%
Financials	16.6%
Consumer Discretionary	14.0%
Information Technology	12.4%
Health Care	11.0%
Energy	8.9%
Communication Services	5.9%
Materials	5.4%
Real Estate	5.1%
Cash & Other	3.7%
Material Fund Changes:
This is a summary of certain planned changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2024 at www.penncapitalFund.com or upon request at 844-302 PENN (7366).
During the period, a newly formed entity formed by two members of the Penn Capital Management Company, LLC’s (the “Advisor” or “Penn Capital”) senior management purchased all of the rights and interests of Spouting Rock Asset Management’s lender and foreclosed upon the Penn Capital equity owned by Spouting Rock Asset Management. In addition, the newly formed entity purchased the equity ownership of 525 Holdings LLC, Penn Capital’s controlling member. The newly formed entity then subsequently sold a majority and controlling interest in Penn Capital to SGAM Advisors LLC, a subsidiary of Seaport Global Holdings LLC (“Seaport”). The transaction closed on July 3, 2024 (the “Acquisition”). The Acquisition was deemed to result in a change of control of Penn Capital pursuant to the 1940 Act, and resulted in the automatic termination of the previously existing advisory agreement between The RBB Fund Trust (the “Trust”), on behalf of the Fund, and Penn Capital (the “Original Agreement”). To avoid disruption of the Fund’s investment management program, the Board approved (i) an interim advisory agreement between the Trust and Penn Capital with respect to the Fund (the “Interim Advisory Agreement”) on April 24, 2024, which became effective on July 3, 2024, and (ii) a new investment advisory agreement between the Trust and Penn Capital with respect to the Fund (the “New Advisory
Penn Capital Mid Cap Core Fund	PAGE 2	TSR-AR-707269106

Agreement”), which will not become effective unless approved by the shareholders of the Fund. The New Advisory Agreement is substantially similar to the Original Agreement on behalf of the Fund. The advisory fees payable to Penn Capital under the New Advisory Agreement are the same as the advisory fees payable under the Original Agreement. The investment advisory personnel who provided services to the Fund under the Original Agreement are expected to continue to do so under the New Advisory Agreement. The Advisor does not expect the Acquisition to have any material impact on the quality of investment advisory services provided to the Fund. The Board has unanimously voted to approve the New Advisory Agreement and to recommend that the shareholders of the Fund vote FOR the approval of the New Advisory Agreement.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://penncapital.com/mutual-funds
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-844-302-7366, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
Penn Capital Mid Cap Core Fund	PAGE 3	TSR-AR-707269106

Penn Capital Special Situations Small Cap Equity Fund
Institutional Class | PSCNX
Annual Shareholder Report | August 31, 2024
This annual shareholder report contains important information about the Penn Capital Special Situations Small Cap Equity Fund (the “Fund”) for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://penncapital.com/mutual-funds. You can also request this information by contacting us at 1-844-302-7366.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$114	1.09%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the twelve-month fiscal period ended August 31, 2024, the Fund generated a 9.16% return, underperforming the 18.52% return of its benchmark, the Bloomberg 2000 Index. The top detractors in the quarter were the Technology, Consumer Discretionary, and Energy sectors. In the Technology sector, a maker of semiconductor devices guided below expectations due to seasonal smartphone declines as well as weakness in electric vehicle and industrial demand. In Consumer Discretionary, an owner and operator of casual dining restaurants underperformed due to weaker industry traffic trends and increased price promotions. Within Energy, an offshore drilling contractor underperformed due to the decline in oil prices amid rising supply. Top contributors in the period were the Materials, Real Estate, and Industrials sectors. Within Materials, a fabricator and distributor of steel and metal alloy outperformed driven by strong earnings growth in its Aerospace division where lead times and pricing remain extended. In the Real Estate sector, a commercial real estate advisory firm outperformed amid optimism that the commercial real estate cycle is bottoming while the company’s aggressive recruitment of top producers is driving higher revenue per employee versus peers. Within Industrials, an aviation leasing and aerospace products company continues to benefit from aircraft and engine shortages, driving favorable lease rates and demand for maintenance and repair.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses, were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)

Penn Capital Special Situations Small Cap Equity Fund	PAGE 1	TSR-AR-707269304

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	Since Inception (12/17/2015)
Institutional Class (without sales charge)	9.16	13.85	11.08
Russell 3000 Total Return **	26.14	15.19	13.89
Bloomberg US 2000 Total Return Index	18.52	10.98	10.02
Visit https://penncapital.com/mutual-funds for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
**	Effective with this report, and pursuant to new regulatory requirements, the Russell 3000 Index replaced the Bloomberg US 2000 Index as the Fund’s primary benchmark to represent a broad-based securities market index.
KEY FUND STATISTICS (as of August 31, 2024)

Net Assets	$49,468,878
Number of Holdings	76
Net Advisory Fee	$205,536
Portfolio Turnover	86%
Visit https://penncapital.com/mutual-funds for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of August 31, 2024)

Top 10 Holdings	(% of Net Assets)
Carpenter Technology Corp.	2.2%
Weatherford International PLC	2.1%
Popular, Inc.	2.1%
Norwegian Cruise Line Holdings Ltd.	2.0%
Ameris Bancorp	2.0%
Pinnacle Financial Partners, Inc.	1.9%
BGC Group, Inc.	1.9%
Golden Entertainment, Inc.	1.9%
Lazard, Inc.	1.8%
Newmark Group, Inc.	1.8%

Top Sectors	(% of Net Assets)
Industrials	19.2%
Financials	17.8%
Consumer Discretionary	13.0%
Health Care	12.0%
Energy	9.9%
Information Technology	9.0%
Communication Services	6.5%
Real Estate	4.7%
Materials	4.5%
Cash & Other	3.4%
Material Fund Changes:
This is a summary of certain planned changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2024 at www.penncapitalFund.com or upon request at 844-302 PENN (7366).
During the period, a newly formed entity formed by two members of the Penn Capital Management Company, LLC’s (the “Advisor” or “Penn Capital”) senior management purchased all of the rights and interests of Spouting Rock Asset Management’s lender and foreclosed upon the Penn Capital equity owned by Spouting Rock Asset Management. In addition, the newly formed entity purchased the equity ownership of 525 Holdings LLC, Penn Capital’s controlling member. The newly formed entity then subsequently sold a majority and controlling interest in Penn Capital to SGAM Advisors LLC, a subsidiary of Seaport Global Holdings LLC (“Seaport”). The transaction closed on July 3, 2024 (the “Acquisition”). The Acquisition was deemed to result in a change of control of Penn Capital pursuant to the 1940 Act, and resulted in the automatic termination of the previously existing advisory agreement between The RBB Fund Trust (the “Trust”), on behalf of the Fund, and Penn Capital (the “Original Agreement”). To avoid disruption of the Fund’s investment management program, the Board approved (i) an interim advisory agreement between the Trust and Penn Capital with respect to the Fund (the “Interim Advisory Agreement”) on April 24, 2024, which became effective on July 3, 2024, and (ii)
Penn Capital Special Situations Small Cap Equity Fund	PAGE 2	TSR-AR-707269304

a new investment advisory agreement between the Trust and Penn Capital with respect to the Fund (the “New Advisory Agreement”), which will not become effective unless approved by the shareholders of the Fund. The New Advisory Agreement is substantially similar to the Original Agreement on behalf of the Fund. The advisory fees payable to Penn Capital under the New Advisory Agreement are the same as the advisory fees payable under the Original Agreement. The investment advisory personnel who provided services to the Fund under the Original Agreement are expected to continue to do so under the New Advisory Agreement. The Advisor does not expect the Acquisition to have any material impact on the quality of investment advisory services provided to the Fund. The Board has unanimously voted to approve the New Advisory Agreement and to recommend that the shareholders of the Fund vote FOR the approval of the New Advisory Agreement.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://penncapital.com/mutual-funds
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-844-302-7366, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
Penn Capital Special Situations Small Cap Equity Fund	PAGE 3	TSR-AR-707269304

The Torray Fund
TORYX
Annual Shareholder Report | August 31, 2024
This annual shareholder report contains important information about   The Torray Fund (the “Fund”) for the period of   September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://funds.torray.com/literature/. You can also request this information by contacting us at 1-800-626-9769.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
The Torray Fund	$107	0.95%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the fiscal year ended August 31, 2024 the Fund returned 24.89%, compared to 23.58% for the Morningstar US Large-Mid Cap Broad Value TR USD Index for the same period. Fund performance was led by strength in Financials, Industrials and Information Technology sectors, offset by weakness in Energy and Communication Services sectors.
In the six months since our last report, we sold Kraft Heinz Company (KHC) and T. Rowe Price Group (TROW), while initiating a position in Ulta Beauty Inc. (ULTA). KHC is the 5th largest global food and beverage manufacturer and, in our opinion, has taken positive steps in recent years to stabilize its financial metrics. We believe, however, the path to more consistent and profitable growth will remain challenging. TROW is a large provider of asset management services, and has struggled in recent years to stem asset outflows and manage fee compression confronting the industry. These issues persisted longer than we anticipated, leading to our decision to exit the position. ULTA, the largest specialty beauty retailer in the United States, is approaching a maturity and the company’s once-lofty valuation declined as growth has slowed, offering us the opportunity to add this high-margin, debt-free retailer at what we feel is a reasonable price.
Valuations across many sectors of the equity market are extended compared to historical averages, and that includes some holdings in the Fund. For example, we mentioned in our previous report that financial companies’ valuations reflected favorable expectations, and we were monitoring other companies deemed to be beneficiaries of the growth in artificial intelligence. Our valuation discipline led us to reduce exposure to select positions where we judged valuations were ahead of fundamentals.
As always, our sole focus is on the prospects of individual companies, and the value we expect to receive compared to the price we pay. We are long-term owners of growing businesses where management teams exhibit disciplined capital allocation and the ability to drive value per share. We act when we can purchase these businesses at rational prices, with the goal of obtaining a rewarding investment outcome for our shareholders.
We thank you for your continued investment in the Fund.
The Torray Fund	PAGE 1	TSR-AR-75526L506

Top Contributors
↑	American Express Company
↑	Lennar Corporation Class B
↑	Berkshire Hathaway Inc. Class B
↑	JPMorgan Chase & Co.
↑	QUALCOMM Incorporated

Top Detractors
↓	SLB
↓	General Motors Company
↓	Ulta Beauty Inc.
↓	Altria Group, Inc.
↓	Keysight Technologies Inc
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the Fund. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Years	10 Years
The Torray Fund	24.89	11.20	7.93
S&P 500 TR	27.14	15.92	12.98
Morningstar US Large-Mid Cap Broad Value TR USD	23.58	13.17	10.59
Visit https://funds.torray.com/literature/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of August 31, 2024)

Net Assets	$355,305,021
Number of Holdings	25
Net Advisory Fee	$2,764,969
Portfolio Turnover	12%
The Torray Fund	PAGE 2	TSR-AR-75526L506

WHAT DID THE FUND INVEST IN? (as of August 31, 2024)

Top 10 Holdings	(% of Net Assets)
Berkshire Hathaway, Inc.	8.3%
Johnson & Johnson	4.9%
Fiserv, Inc.	4.9%
Marsh & McLennan Cos., Inc.	4.9%
General Dynamics Corp.	4.7%
Alphabet, Inc.	4.6%
American Express Co.	4.6%
Lennar Corp.	4.6%
UnitedHealth Group Inc.	4.3%
Chubb Limited	4.2%

Top Sectors*	(% of Net Assets)
Financials	34.9%
Health Care	13.4%
Information Technology	12.7%
Industrials	11.5%
Consumer Discretionary	10.9%
Energy	10.7%
Communication Services	4.6%
Cash & Other	1.3%
*	The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://funds.torray.com/literature/
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Torray, LLC documents not be householded, please contact Torray, LLC at 1-800-626-9769, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Torray, LLC or your financial intermediary.
The Torray Fund	PAGE 3	TSR-AR-75526L506

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Gregory P. Chandler, Nicholas A. Giordano and Martha A. Tirinnanzi are the registrant’s audit committee financial experts and each of them is “independent” as defined in Item 3 of form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2024	Fiscal Year 2023
Tait, Weller & Baker	$70,000	$66,000
Cohen & Co	$30,500	$46,500

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were related to review of the semi-annual reports and N-1A filings for Ernst & Young LLP and review of semi-annual reports for Tait, Weller & Baker and Cohen & Co. were as follows:

	Fiscal Year 2024	Fiscal Year 2023
Tait, Weller & Baker	$2,000	$2,000
Cohen & Co	$600	$900

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were related to federal and state tax return review and excise distribution review and were as follows:

	Fiscal Year 2024	Fiscal Year 2023
Tait, Weller & Baker	$14,000	$13,000
Cohen & Co	$7,500	$15,500

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2024	Fiscal Year 2023
Tait, Weller & Baker	$0	$0
Cohen & Co	$0	$0

(e)(1) Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2024	Fiscal Year 2023
Tait, Weller & Baker	$16,000	$15,000
Cohen & Co	$8,100	$16,400

(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

P/E GLOBAL ENHANCED INTERNATIONAL FUND

A Series of

THE RBB FUND TRUST

Institutional Class (TICKER: PEIEX)

Financial Statements

August 31, 2024

P/E Global Enhanced International Fund

Table of Contents

Portfolio of Investments	1
Financial Statements	3
Notes to Financial Statements	7
Report of Independent Registered Public Accounting Firm	17
Shareholder Tax Information	18
Other Information	19

P/E GLOBAL ENHANCED INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

August 31, 2024

	PAR	Value

SHORT-TERM INVESTMENTS — 79.2%
U.S. Treasury Bills — 79.2%
5.28%, 09/12/2024(a)	1,100,000	$1,098,567
5.25%, 09/26/2024(a)	9,800,000	9,767,505
5.16%, 10/03/2024(a)	3,500,000	3,485,008
5.20%, 10/24/2024(a)	6,000,000	5,956,575
TOTAL SHORT-TERM INVESTMENTS (Cost $20,301,721)		20,307,655
TOTAL INVESTMENTS — 79.2% (Cost $20,301,721)		20,307,655

Other Assets in Excess of Liabilities — 20.8%		5,333,165
TOTAL NET ASSETS — 100.0%		$25,640,820

Percentages are stated as a percent of net assets.

(a)	The rate shown is the effective yield as of August 31, 2024.

The accompanying notes are an integral part of these financial statements.

1

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Portfolio of Investments in Futures Contracts

August 31, 2024

Futures contracts outstanding as of August 31, 2024 were as follows:

Description	Contracts Purchased	EXPIRATION DATE	NOTIONAL	Value/ Unrealized Appreciation (Depreciation)

Mexican Peso/US Dollar Cross Currency Rate	13	09/16/2024	$329,420	$(13,224)
MSCI EAFE Index	212	09/20/2024	26,060,100	1,372,143
South African Rand/US Dollar Cross Currency Rate	2	09/16/2024	56,025	2,570
US Dollar/Norwegian Krone Cross Currency Rate	3	09/16/2024	300,284	(971)
US Dollar/Swedish Krona Cross Currency Rate	9	09/16/2024	899,658	(15,339)
				$1,345,179

Description	Contracts Sold	EXPIRATION DATE	NOTIONAL	Value/ Unrealized Appreciation (Depreciation)

Australian Dollar/US Dollar Cross Currency Rate	(236)	09/16/2024	$15,976,020	$(332,719)
British Pound/US Dollar Cross Currency Rate	(70)	09/16/2024	5,742,187	(164,559)
Canadian Dollar/US Dollar Cross Currency Rate	(6)	09/17/2024	445,110	(7,696)
Euro/US Dollar Cross Currency Rate	(210)	09/16/2024	29,031,188	(677,756)
Japanese Yen/US Dollar Cross Currency Rate	(77)	09/16/2024	6,602,750	(393,259)
New Zealand Dollar/US Dollar Cross Currency Rate	(12)	09/16/2024	750,060	(24,343)
Swiss Franc/US Dollar Cross Currency Rate	(21)	09/16/2024	3,092,381	(138,110)
				$(1,738,442)
Total Unrealized Appreciation (Depreciation)				$(393,263)

The accompanying notes are an integral part of these financial statements.

2

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Statement of Assets and Liabilities

August 31, 2024

ASSETS
Investments, at value (cost $20,301,721)	$20,307,655
Deposits with broker for futures contracts	4,589,235
Unrealized apprecation on futures contracts	1,374,713
Cash and Cash Equivalents	1,127,794
Foreign currency deposits with broker for future contracts (cost $61,839)	61,839
Due from Adviser	10,441
Total assets	27,471,677

LIABILITIES
Unrealized depreciation on futures contracts	$1,767,976
Payable for administration and accounting fees	6,995
Other accrued expenses and liabilities	55,886
Total liabilities	1,830,857
Net assets	$25,640,820

NET ASSETS CONSIST OF:
Paid-in capital	$22,425,189
Total distributable earnings/(losses)	3,215,631
Net assets	$25,640,820

Shares issued and outstanding (unlimited number of shares authorized without par value)	2,149,910
Net asset value, price per share	$11.93

The accompanying notes are an integral part of these financial statements.

3

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Statement of Operations

FOR THE Year ENDED August 31, 2024

INVESTMENT INCOME
Interest	$991,894
Total investment income	991,894

EXPENSES
Advisory fees (Note 2)	229,884
Registration and filing fees	60,408
Transfer agent fees (Note 2)	43,417
Administration and accounting fees (Note 2)	41,086
Offering costs	37,697
Audit and tax service fees	20,371
Legal fees	17,389
Officer fees (Note 3)	12,962
Trustee fees (Note 3)	11,192
Printing and shareholder reporting fees	6,609
Custodian fees (Note 2)	1,366
Other expenses	8,072
Total expenses before waivers and reimbursments	490,453
Less: waivers and reimbursemets (Note 2)	(248,469)
Net expenses after waivers/reimbursements	241,984
Net investment income/(loss)	749,910

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(85)
Futures contracts	3,237,477
Foreign currency transactions	4,258
Net change in unrealized appreciation/(depreciation) on:
Investments	8,329
Futures contracts	(599,787)
Foreign Currency Translations	1,059
Net realized and unrealized gain/(loss) on investments	2,651,251
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,401,161

The accompanying notes are an integral part of these financial statements.

4

P/E GLOBAL ENHANCED INTERNATIONAL FUND

STATEMENTs of Changes in Net Assets

	For the Year Ended August 31, 2024	For the Period Ended August 31, 2023(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$749,910	$(90,546)
Net realized gain/(loss) from investments	3,241,650	1,234,140
Net change in unrealized appreciation/(depreciation) on investments	(590,399)	203,390
Net increase/(decrease) in net assets resulting from operations	3,401,161	1,346,984

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(1,532,514)	—
Net decrease in net assets from dividends and distributions to shareholders	(1,532,514)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	686,340	20,405,952
Reinvestment of distributions	1,532,514	—
Shares redeemed	(199,574)	(43)
Net increase/(decrease) in net assets from capital share transactions	2,019,280	20,405,909
Total increase/(decrease) in net assets	3,887,927	21,752,893

NET ASSETS:
Beginning of period	$21,752,893	—
End of period	$25,640,820	$21,752,893

SHARE TRANSACTIONS:
Shares sold	58,864	1,962,195
Shares reinvested	145,815	—
Shares redeemed	(16,960)	(4)
Net increase/(decrease) in shares outstanding	187,719	1,962,191

(1)	Inception date of the Fund was December 29, 2022.

The accompanying notes are an integral part of these financial statements.

5

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Financial Highlights

Contained below is per share operating performance data for institutional class shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	For the Year ended August 31, 2024	For the Period ended August 31, 2023(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.09	$10.00
Net investment income/(loss)(2)	0.36	(0.06)
Net realized and unrealized gain/(loss) from investments	1.26	1.15
Net increase/(decrease) in net assets resulting from operations	1.62	1.09
Dividends and distributions to shareholders from:
Net investment income	(0.09)	—
Net realized capital gain	(0.69)	—
Total dividends and distributions to shareholders	(0.78)	—
Net asset value, end of period	$11.93	$11.09
Total investment return/(loss)(3)	15.54%	10.90	%(4)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$25,641	$21,753
Ratio of expenses to average net assets with waivers and/or reimbursements	1.00%	1.00	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements	2.03%	2.69	%(5)
Ratio of net investment income/(loss) to average net assets	3.10%	(0.83	)%(5)
Portfolio turnover rate	0%	0	%(4)

(1)	Inception date of the Institutional Class Shares of the Fund was December 29, 2022.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

6

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Notes to Financial Statements

August 31, 2024

1. Organization And Significant Accounting Policies

The RBB Fund Trust, (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is a “series fund,” which is an investment company divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, the Trust has six separate investment portfolios, including the P/E Global Enhanced International Fund (the “Fund”), which commenced investment operations on December 29, 2022. The Fund is authorized to offer three classes of shares, Institutional Class, Investor Class, and Class A Shares. Investor Class Shares and Class A Shares have not yet commenced operations as of the end of August 31, 2024, the reporting period.

The investment objective of the Fund is to seek total return.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2024, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2024 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund values its investments at fair value. The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers factors such as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated P/E Global LLC, the Fund’s investment adviser (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

7

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Notes to Financial Statements (continued)

August 31, 2024

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

Assets:	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$20,307,655	$—	$20,307,655	$—
Foreign Currency Contracts
Futures Contracts	2,570	2,570	—	—
Equity Contracts
Futures Contracts	1,372,143	1,372,143	—	—
Total Assets	$21,682,368	$1,374,713	$20,307,655	$—

Liabilities:	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Foreign Currency Contracts
Futures Contracts	$(1,767,976)	$(1,767,976)	$—	$—
Total Liabilities	$(1,767,976)	$(1,767,976)	$—	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the current fiscal period. Transfers in and out between levels are based on values at the end of the current fiscal period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

8

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Notes to Financial Statements (continued)

August 31, 2024

During the current fiscal period, the Fund had no Level 3 transfers.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the current fiscal period include futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. equity market indices and foreign currencies, to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following tables list the fair values and location on the Statement of Assets and Liabilities of the Fund’s derivative holdings as of the end of the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	EQUITY CONTRACTS	FOREIGN CURRENCY CONTRACTS	TOTAL
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$1,372,143	$2,570	$1,374,713
Total Value - Assets		$1,372,143	$2,570	$1,374,713
Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$—	$(1,767,976)	$(1,767,976)
Total Value - Liabilities		$—	$(1,767,976)	$(1,767,976)

(a)	This amount represents the cumulative appreciation/(depreciation) of futures contracts as reported in the Portfolio of Investments in Futures Contracts.

9

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Notes to Financial Statements (continued)

August 31, 2024

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

DERIVATIVE TYPE	STATEMENT OF Operations LOCATION	EQUITY CONTRACTS	FOREIGN CURRENCY CONTRACTS	TOTAL
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$913,880	$2,323,597	$3,237,477
Total Realized Gain/(Loss)		$913,880	$2,323,597	$3,237,477

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

DERIVATIVE TYPE	STATEMENT OF Operations LOCATION	EQUITY CONTRACTS	FOREIGN CURRENCY CONTRACTS	TOTAL
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$2,090,497	$(2,690,284)	$(599,787)
Total Change in Unrealized Appreciation/(Depreciation)		$2,090,497	$(2,690,284)	$(599,787)

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

LONG FUTURES NOTIONAL AMOUNT	SHORT FUTURES NOTIONAL AMOUNT
$25,805,126	$(55,698,828)

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is

10

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Notes to Financial Statements (continued)

August 31, 2024

recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund, Inc. (“RBB”) a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

SEC RULE 18f-4 — Effective August 19, 2022, the U.S. Securities and Exchange Commission (the “SEC”) implemented Rule 18f-4 under the 1940 Act (“Rule 18f-4”), providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. The Fund, as a full derivatives user (as defined in Rule 18f-4), is subject to the full requirements of Rule 18f-4. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

FUTURES CONTRACTS — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

COMMODITY SECTOR RISK — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.

11

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Notes to Financial Statements (continued)

August 31, 2024

The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CURRENCY RISK — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

FOREIGN SECURITIES MARKET RISK — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

COUNTERPARTY RISK — The derivative contracts entered into by the Fund or its subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

CREDIT RISK — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

12

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Notes to Financial Statements (continued)

August 31, 2024

U.S. GOVERNMENT SECURITIES — The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

P/E Global LLC serves as the investment adviser to the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses,

13

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Notes to Financial Statements (continued)

August 31, 2024

interest and taxes. This contractual limitation is in effect until December 31, 2024 and may not be terminated without the approval of the Board. The Adviser may discontinue this arrangement at any time after December 31, 2024.

ADVISORY FEE	EXPENSE CAP Institutional Class
0.95%	1.00%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed by the Adviser were as follows:

GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS	NET ADVISORY FEES
$229,884	$(248,469)	$(18,585)

If at any time the Fund’s total annual Fund operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement.

As of the end of the current fiscal period, the Fund had amounts available for recoupment as follows:

EXPIRATION AUGUST 31, 2026	EXPIRATION AUGUST 31, 2027	TOTAL
$183,432	$248,469	$431,901

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

14

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Notes to Financial Statements (continued)

August 31, 2024

3. Trustee And Officer Compensation

The Trustees of the Trust receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Trust. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Trust. They are not compensated by the Fund or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2024, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$20,301,721	$6,255	$—	$6,255

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2024, there were no permanent differences between distributable earnings/(loss) and paid in capital.

As of August 31, 2024, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	OTHER TEMPORARY DIFFERENCES	Unrealized Appreciation/ (Depreciation)
$1,626,776	$1,582,600	$—	$6,255

15

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Notes to Financial Statements (CONCLUDED)

August 31, 2024

The tax character of dividends and distributions paid during the current fiscal period ended August 31, 2024 and August 31, 2023 was as follows:

	Ordinary Income	Long-Term Gains	Total
2024	$666,994	$865,520	$1,532,514
2023	$—	$—	$—

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal period ended August 31, 2024, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2024. As of August 31, 2024, the Fund had no tax basis qualified late-year loss deferral or Post-October capital loss.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

16

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
The RBB Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and portfolio of investments in futures contracts, of P/E Global Enhanced International Fund (the “Fund”), a series of The RBB Fund Trust, as of August 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2024 and the period from December 29, 2022 (commencement of operations) through August 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended and the changes in net assets and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 29, 2024

17

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2024. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2024. During the current fiscal period ended August 31, 2024, the Fund paid no ordinary income dividends that are designated as “qualified dividend income” to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 72.66% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2024. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2025.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

18

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Other Information

(Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the renewal of the investment advisory agreement between P/E Global LLC (“P/E”) and the Trust on behalf of the P/E Global Enhanced International Fund (the “Investment Advisory Agreement”) at a meeting of the Board held on May 15-16, 2024 (the “Meeting”). At the Meeting, the Board, including all of the Independent Trustees, approved the Investment Advisory Agreement for an additional one-year term ending August 16, 2025. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by P/E with the assistance and advice of counsel to the Independent Trustees and the Trust.

In considering the renewal of the Investment Advisory Agreement, the Trustees took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Trustees reviewed these materials with management of P/E, and discussed the aforementioned Agreement with counsel in executive sessions, at which no representatives of P/E were present. Among other things, the Trustees considered (i) the nature, extent, and quality of P/E’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of P/E’s personnel providing those services; (iii) P/E’s investment philosophies and processes; (iv) P/E’s assets under management and client descriptions; (v) P/E’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) P/E’s advisory fee arrangement with the Trust and other similarly managed clients; (vii) P/E’s compliance policies and procedures; (viii) P/E’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Fuse Research Network, LLC comparing the Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of the Fund to the performance of its Peer Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Trustees considered the nature, extent and quality of the services provided by P/E. The Trustees concluded that P/E had substantial resources to provide services to the Fund and that P/E’s services had been acceptable.

The Trustees also considered the investment performance of the Fund, and considered the Fund’s investment performance in light of its investment objective and investment strategies. Information on the Fund’s investment performance was provided for the three-month, one-year, and since inception periods ended December 31, 2023. The Trustees noted that the Fund underperformed its primary benchmark, the MSCI EAFE Index, for the three-month, one-year, and since-inception periods ended December 31, 2023. The Trustees noted that the Fund underperformed the median of its Peer Group for the three-month period ended December 31, 2023, and equaled the median of its Peer Group for the one-year and since-inception periods ended December 31, 2023.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Trustees noted that the Fund’s net advisory fee was below the median and in the 1st quintile of its Peer Group, and the Fund’s total net expenses were above the median and in the 4th quintile of its Peer Group. The

19

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Other Information (CONCLUDED)

(Unaudited)

Trustees noted that P/E had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2024 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding the Fund’s costs, P/E’s estimated profitability and economies of scale, and after considering P/E’s services, the Trustees concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved for an additional annual period ending August 16, 2025.

20

INVESTMENT ADVISER

P/E Global LLC
75 State Street, 31st Floor
Boston MA 02109

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53202-0701

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

UNDERWRITER

Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

FINANCIAL STATEMENTS

August 31, 2024

PENN CAPITAL MID CAP CORE FUND

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

Each a series of The RBB Fund Trust

TABLE OF CONTENTS

Fund	Schedule of Investments
Penn Capital Mid Cap Core Fund	1
Penn Capital Opportunistic High Income Fund	3
Penn Capital Short Duration High Income Fund	7
Penn Capital Special Situations Small Cap Equity Fund	10
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Additional Information	31
Report of Independent Registered Public Accounting Firm	35

[THIS PAGE INTENTIONALLY LEFT BLANK.]

PENN CAPITAL FUNDS

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

August 31, 2024

	Shares	Value
COMMON STOCKS — 98.9%
Aerospace & Defense — 2.4%
Leonardo DRS, Inc.(a)	2,714	$77,458
Textron, Inc.	560	51,072
		128,530
Air Freight & Logistics — 1.3%
GXO Logistics, Inc.(a)	1,382	69,169

Banks — 7.4%
Ameris Bancorp	1,140	70,258
Pinnacle Financial Partners, Inc.	1,012	100,765
Popular, Inc.	1,168	119,720
Texas Capital Bancshares, Inc.(a)	1,455	97,805
		388,548
Biotechnology — 2.8%
Halozyme Therapeutics, Inc.(a)	1,504	96,030
Mirum Pharmaceuticals, Inc.(a)	1,245	53,672
		149,702
Capital Markets — 5.5%
Affiliated Managers Group, Inc.	491	85,350
BGC Group, Inc. - Class A	10,561	104,343
Lazard, Inc.	2,028	101,623
		291,316
Construction & Engineering — 1.9%
MasTec, Inc.(a)	863	97,631

Construction Materials — 1.8%
Knife River Corp.(a)	1,221	96,300

Consumer Finance — 1.9%
Moneylion, Inc.(a)	713	33,097
OneMain Holdings, Inc.	1,350	66,704
		99,801
Consumer Staples Distribution & Retail — 2.6%
Chefs’ Warehouse, Inc.(a)	1,770	75,809
Performance Food Group Co.(a)	786	58,667
		134,476
Electrical Equipment — 1.7%
Generac Holdings, Inc.(a)	583	91,257

Energy Equipment & Services — 4.9%
Patterson-UTI Energy, Inc.	5,027	46,299
Transocean Ltd.(a)	13,720	65,033

	Shares	Value
Weatherford International PLC	1,392	$146,076
		257,408
Financial Services — 1.8%
Shift4 Payments, Inc. - Class A(a)	1,122	93,238

Ground Transportation — 2.4%
ArcBest Corp.	427	45,390
RXO, Inc.(a)	2,812	80,030
		125,420
Health Care Equipment & Supplies — 0.9%
Alphatec Holdings, Inc.(a)	6,820	47,058

Health Care Providers & Services — 2.8%
Progyny, Inc.(a)	2,358	55,389
Tenet Healthcare Corp.(a)	539	89,388
		144,777
Health Care Technology — 1.9%
Waystar Holding Corp.(a)	3,656	99,516

Hotel & Resort REITs — 1.5%
Ryman Hospitality Properties, Inc.	733	76,203

Hotels, Restaurants & Leisure — 12.6%
Caesars Entertainment, Inc.(a)	2,488	93,649
DraftKings, Inc. - Class A(a)	2,110	72,795
First Watch Restaurant Group, Inc.(a)	3,259	53,806
Golden Entertainment, Inc.	3,012	97,559
Life Time Group Holdings, Inc.(a)	2,954	69,478
Norwegian Cruise Line Holdings Ltd.(a)	6,308	112,850
Planet Fitness, Inc. - Class A(a)	938	76,175
United Parks & Resorts, Inc.(a)	1,706	83,969
		660,281
IT Services — 1.4%
Kyndryl Holdings, Inc.(a)	3,207	75,974

Machinery — 2.8%
Chart Industries, Inc.(a)	580	70,992
Hillman Solutions Corp.(a)	7,602	75,640
		146,632
Media — 5.9%
Gray Television, Inc.	9,411	47,996
Magnite, Inc.(a)	4,629	63,834

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

August 31, 2024

	Shares	Value
Nexstar Media Group, Inc.	709	$121,154
Stagwell, Inc.(a)	10,385	74,668
		307,652
Metals & Mining — 3.6%
Carpenter Technology Corp.	744	107,709
Commercial Metals Co.	1,531	82,046
		189,755
Oil, Gas & Consumable Fuels — 4.0%
Chesapeake Energy Corp.	966	71,957
Northern Oil & Gas, Inc.	1,993	79,282
Scorpio Tankers, Inc.	789	56,445
		207,684
Pharmaceuticals — 2.6%
Avadel Pharmaceuticals PLC(a)	3,255	49,378
Elanco Animal Health, Inc.(a)	5,654	87,468
		136,846
Real Estate Management & Development — 1.9%
Newmark Group, Inc. - Class A	7,266	100,489

Retail REITs — 1.1%
Agree Realty Corp.	799	58,335

Semiconductors & Semiconductor Equipment — 5.1%
Allegro MicroSystems, Inc.(a)	2,687	65,912
Rambus, Inc.(a)	1,037	46,375
Semtech Corp.(a)	2,091	91,628
Teradyne, Inc.	454	62,075
		265,990
Software — 4.5%
PTC, Inc.(a)	375	67,159
Q2 Holdings, Inc.(a)	1,165	86,454
SentinelOne, Inc. - Class A(a)	3,473	81,824
		235,437
Specialized REITs — 0.6%
EPR Properties	716	33,988

Specialty Retail — 1.4%
Floor & Decor Holdings, Inc. - Class A(a)	660	74,210

Technology Hardware, Storage & Peripherals — 1.4%
Western Digital Corp.(a)	1,108	72,674

	Shares	Value
Trading Companies & Distributors — 4.5%
DNOW, Inc.(a)	5,111	$66,545
FTAI Aviation Ltd.	737	94,196
H&E Equipment Services, Inc.	1,618	77,907
		238,648
TOTAL COMMON STOCKS (Cost $4,343,011)		5,194,945

TOTAL INVESTMENTS — 98.9% (Cost $4,343,011)		5,194,945
Other Assets in Excess of Liabilities — 1.1%		57,137
TOTAL NET ASSETS — 100.0%		$5,252,082

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC – Public Limited Company

REIT – Real Estate Investment Trust

(a)	Non-income producing security.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Penn Capital Opportunistic High Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2024

	Par	Value
CORPORATE BONDS — 96.9%
Advertising & Marketing — 1.2%
Stagwell Global LLC, 5.63%, 08/15/2029 (a)	$250,000	$236,993

Aerospace & Defense — 1.5%
Bombardier, Inc., 8.75%, 11/15/2030 (a)	55,000	59,978
TransDigm, Inc., 6.88%, 12/15/2030 (a)	95,000	99,202
Triumph Group, Inc., 9.00%, 03/15/2028 (a)	138,000	145,738
		304,918
Airlines — 2.2%
American Airlines, Inc.
7.25%, 02/15/2028 (a)	150,000	150,933
8.50%, 05/15/2029 (a)	75,000	77,974
VistaJet Malta Finance PLC
7.88%, 05/01/2027 (a)	85,000	79,776
9.50%, 06/01/2028 (a)	80,000	74,814
6.38%, 02/01/2030 (a)	70,000	57,401
		440,898
Apparel & Textile Products — 1.2%
Crocs, Inc., 4.25%, 03/15/2029 (a)	245,000	231,299

Auto Parts Manufacturing — 0.4%
American Axle & Manufacturing, Inc., 6.88%, 07/01/2028	80,000	80,399

Banks — 2.2%
Fifth Third Bancorp, 8.25%, 03/01/2038	140,000	173,596
Texas Capital Bancshares, Inc., 4.00% to 05/06/2026 then 5 yr. CMT Rate + 3.15%, 05/06/2031	271,000	252,310
		425,906
Cable & Satellite — 4.4%
Cable One, Inc., 4.00%, 11/15/2030 (a)	250,000	191,860
CCO Holdings LLC
4.50%, 08/15/2030 (a)	285,000	254,165
7.38%, 03/01/2031 (a)	30,000	30,536
Directv Financing LLC / Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/2027 (a)	205,000	198,505

	Par	Value
Midcontinent Communications, 8.00%, 08/15/2032 (a)	$195,000	$194,270
		869,336
Casinos & Gaming — 3.4%
Caesars Entertainment, Inc., 7.00%, 02/15/2030 (a)	195,000	201,936
Scientific Games Holdings LP, 6.63%, 03/01/2030 (a)	170,000	168,140
Station Casinos LLC
4.63%, 12/01/2031 (a)	130,000	120,681
6.63%, 03/15/2032 (a)	55,000	56,104
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.13%, 02/15/2031 (a)	120,000	127,360
		674,221
Chemicals — 1.9%
Avient Corp., 7.13%, 08/01/2030 (a)	200,000	208,176
Windsor Holdings III LLC, 8.50%, 06/15/2030 (a)	155,000	166,031
		374,207
Commercial Finance — 1.5%
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/2028 (a)	45,000	44,706
7.88%, 12/01/2030 (a)	95,000	101,953
7.00%, 06/15/2032 (a)	135,000	141,236
		287,895
Construction Materials Manufacturing — 0.8%
Knife River Corp., 7.75%, 05/01/2031 (a)	145,000	153,509

Consumer Finance — 4.8%
Block, Inc., 6.50%, 05/15/2032 (a)	145,000	150,367
Bread Financial Holdings, Inc., 9.75%, 03/15/2029 (a)	225,000	242,712
Navient Corp.
6.75%, 06/25/2025	70,000	70,246
4.88%, 03/15/2028	145,000	137,996
OneMain Finance Corp., 6.63%, 01/15/2028	175,000	178,371
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc., 6.75%, 08/15/2032 (a)	155,000	159,908
		939,600
Consumer Products — 0.6%
Energizer Holdings, Inc., 6.50%, 12/31/2027 (a)	125,000	126,341

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

August 31, 2024

	Par	Value
Containers & Packaging — 0.9%
Owens-Brockway Glass Container, Inc., 7.25%, 05/15/2031 (a)	$170,000	$172,019

Department Stores — 1.0%
Macy’s Retail Holdings LLC, 5.88%, 04/01/2029 (a)	200,000	195,884

Entertainment Content — 0.7%
AMC Networks, Inc., 10.25%, 01/15/2029 (a)	145,000	145,725

Entertainment Resources — 2.0%
SeaWorld Parks & Entertainment, Inc., 5.25%, 08/15/2029 (a)	130,000	125,743
Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc., 6.63%, 05/01/2032 (a)	70,000	72,050
Six Flags Entertainment Corp./DE, 7.25%, 05/15/2031 (a)	190,000	197,050
		394,843
Exploration & Production — 6.5%
Antero Resources Corp., 7.63%, 02/01/2029 (a)	230,000	238,025
California Resources Corp., 8.25%, 06/15/2029 (a)	185,000	190,814
Civitas Resources, Inc., 8.63%, 11/01/2030 (a)	150,000	163,050
Comstock Resources, Inc., 6.75%, 03/01/2029 (a)	215,000	211,482
Hilcorp Energy I LP, 6.25%, 11/01/2028 (a)	170,000	170,896
Northern Oil & Gas, Inc., 8.13%, 03/01/2028 (a)	180,000	184,042
Permian Resources Operating LLC, 8.00%, 04/15/2027 (a)	130,000	134,238
		1,292,547
Financial Services — 1.1%
PRA Group, Inc.
8.38%, 02/01/2028 (a)	100,000	102,077
5.00%, 10/01/2029 (a)	135,000	121,767
		223,844
Food & Beverage — 1.9%
BellRing Brands, Inc., 7.00%, 03/15/2030 (a)	140,000	145,401
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.88%, 09/01/2025 (a)	67,000	66,703

	Par	Value
HLF Financing Sarl LLC / Herbalife International, Inc., 12.25%, 04/15/2029 (a)	$165,000	$164,967
		377,071
Forest & Paper Products Manufacturing — 0.9%
Mercer International, Inc.
12.88%, 10/01/2028 (a)	65,000	67,630
5.13%, 02/01/2029	135,000	110,356
		177,986
Hardware — 1.6%
NCR Atleos Corp., 9.50%, 04/01/2029 (a)	165,000	181,752
Seagate HDD Cayman, 8.50%, 07/15/2031	125,000	135,934
		317,686
Health Care Facilities & Services — 9.4%
AdaptHealth LLC, 6.13%, 08/01/2028 (a)	220,000	218,057
CHS/Community Health Systems, Inc.
6.88%, 04/15/2029 (a)	200,000	172,106
10.88%, 01/15/2032 (a)	100,000	108,252
DaVita, Inc.
4.63%, 06/01/2030 (a)	50,000	47,145
6.88%, 09/01/2032 (a)	225,000	230,188
Fortrea Holdings, Inc., 7.50%, 07/01/2030 (a)	205,000	209,005
Modivcare Escrow Issuer, Inc., 5.00%, 10/01/2029 (a)	170,000	121,630
Owens & Minor, Inc., 6.63%, 04/01/2030 (a)	240,000	232,268
Pediatrix Medical Group, Inc., 5.38%, 02/15/2030 (a)	220,000	210,381
Star Parent, Inc., 9.00%, 10/01/2030 (a)	155,000	165,467
Tenet Healthcare Corp.
6.13%, 10/01/2028	95,000	95,175
6.13%, 06/15/2030	45,000	45,684
		1,855,358
Home & Office Products Manufacturing — 1.1%
Tempur Sealy International, Inc., 4.00%, 04/15/2029 (a)	230,000	213,277

Homebuilders — 2.1%
Ashton Woods USA LLC
4.63%, 08/01/2029 (a)	115,000	108,895
4.63%, 04/01/2030 (a)	90,000	84,704

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

August 31, 2024

	Par	Value
Beazer Homes USA, Inc., 7.50%, 03/15/2031 (a)	$215,000	$218,873
		412,472
Industrial Other — 2.2%
H&E Equipment Services, Inc., 3.88%, 12/15/2028 (a)	195,000	180,632
Pike Corp.
5.50%, 09/01/2028 (a)	115,000	112,024
8.63%, 01/31/2031 (a)	130,000	140,340
		432,996
Internet Media — 0.4%
Match Group Holdings II LLC, 5.63%, 02/15/2029 (a)	85,000	84,798

Machinery Manufacturing — 0.8%
Titan International, Inc., 7.00%, 04/30/2028	170,000	166,243

Medical Equipment & Devices Manufacturing — 1.0%
Embecta Corp., 5.00%, 02/15/2030 (a)	225,000	202,862

Metals & Mining — 0.9%
Carpenter Technology Corp., 7.63%, 03/15/2030	175,000	181,622

Oil & Gas Services & Equipment — 5.5%
Diamond Foreign Asset Co. / Diamond Finance LLC, 8.50%, 10/01/2030 (a)	185,000	195,157
Helix Energy Solutions Group, Inc., 9.75%, 03/01/2029 (a)	125,000	134,675
Solaris Midstream Holdings LLC, 7.63%, 04/01/2026 (a)	147,000	147,813
Transocean, Inc.
8.75%, 02/15/2030 (a)	76,500	80,810
8.50%, 05/15/2031 (a)	90,000	91,324
USA Compression Partners LP / USA Compression Finance Corp.
6.88%, 09/01/2027	145,000	146,129
7.13%, 03/15/2029 (a)	85,000	87,309
Weatherford International Ltd., 8.63%, 04/30/2030 (a)	195,000	202,384
		1,085,601
Pipeline — 4.5%
EnLink Midstream Partners LP, 5.05%, 04/01/2045	250,000	219,846

	Par	Value
EQM Midstream Partners LP, 6.50%, 07/15/2048	$55,000	$56,809
Harvest Midstream I LP, 7.50%, 09/01/2028 (a)	230,000	235,383
New Fortress Energy, Inc.
6.75%, 09/15/2025 (a)	82,000	79,961
6.50%, 09/30/2026 (a)	70,000	60,594
8.75%, 03/15/2029 (a)	45,000	37,714
Venture Global LNG, Inc., 8.38%, 06/01/2031 (a)	190,000	201,686
		891,993
Power Generation — 2.6%
Calpine Corp., 5.00%, 02/01/2031 (a)	170,000	163,006
Lightning Power LLC, 7.25%, 08/15/2032 (a)	120,000	123,995
Vistra Corp., 8.00% to 10/15/2026 then 5 yr. CMT Rate + 6.93%, Perpetual (a)	120,000	124,096
Vistra Operations Co. LLC, 5.63%, 02/15/2027 (a)	95,000	94,857
		505,954
Publishing & Broadcasting — 5.2%
Clear Channel Outdoor Holdings, Inc.
9.00%, 09/15/2028 (a)	100,000	106,297
7.50%, 06/01/2029 (a)	65,000	54,809
Cumulus Media New Holdings, Inc., 8.00%, 07/01/2029 (a)	141,000	55,695
Gray Television, Inc.
10.50%, 07/15/2029 (a)	135,000	138,560
4.75%, 10/15/2030 (a)	240,000	136,657
Nexstar Media, Inc., 5.63%, 07/15/2027 (a)	160,000	156,353
Scripps Escrow II, Inc., 5.38%, 01/15/2031 (a)	90,000	40,439
Scripps Escrow, Inc., 5.88%, 07/15/2027 (a)	155,000	110,941
Sinclair Television Group, Inc., 4.13%, 12/01/2030 (a)	325,000	229,330
		1,029,081
Real Estate — 2.0%
Newmark Group, Inc., 7.50%, 01/12/2029	180,000	191,499
RHP Hotel Properties LP / RHP Finance Corp.
7.25%, 07/15/2028 (a)	130,000	135,184
6.50%, 04/01/2032 (a)	70,000	72,101
		398,784

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

August 31, 2024

	Par	Value
Renewable Energy — 0.5%
EnerSys, 6.63%, 01/15/2032 (a)	$95,000	$99,742

Restaurants — 1.5%
Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC, 5.13%, 04/15/2029 (a)	170,000	155,996
Raising Cane’s Restaurants LLC, 9.38%, 05/01/2029 (a)	125,000	134,916
		290,912
Retail - Consumer Discretionary — 4.0%
Bath & Body Works, Inc.
9.38%, 07/01/2025 (a)	18,000	18,547
5.25%, 02/01/2028	50,000	49,281
6.63%, 10/01/2030 (a)	140,000	141,749
Builders FirstSource, Inc.
6.38%, 06/15/2032 (a)	90,000	92,692
6.38%, 03/01/2034 (a)	90,000	92,399
Foot Locker, Inc., 4.00%, 10/01/2029 (a)	185,000	161,051
White Cap Buyer LLC, 6.88%, 10/15/2028 (a)	140,000	138,647
White Cap Parent LLC, 8.25% (includes 9.00% PIK), 03/15/2026 (a)	90,000	89,771
		784,137
Retail - Consumer Staples — 1.0%
KeHE Distributors LLC / KeHE Finance Corp. / NextWave Distribution, Inc., 9.00%, 02/15/2029 (a)	185,000	193,006

Software & Services — 1.8%
Amentum Escrow Corp., 7.25%, 08/01/2032 (a)	135,000	141,156
RingCentral, Inc., 8.50%, 08/15/2030 (a)	200,000	213,707
		354,863
Transportation & Logistics — 0.9%
XPO CNW, Inc., 6.70%, 05/01/2034	115,000	119,529
XPO, Inc., 7.13%, 02/01/2032 (a)	50,000	52,309
		171,838

	Par	Value
Travel & Lodging — 2.8%
Carnival Corp., 6.00%, 05/01/2029 (a)	$95,000	$95,425
Hilton Grand Vacations LLC
5.00%, 06/01/2029 (a)	115,000	108,729
4.88%, 07/01/2031 (a)	65,000	58,277
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/2028 (a)	125,000	129,395
NCL Corp. Ltd., 5.88%, 03/15/2026 (a)	155,000	154,915
		546,741
Utilities — 1.1%
Talen Energy Supply LLC, 8.63%, 06/01/2030 (a)	200,000	216,559

Wireline Telecommunications Services — 2.9%
Cogent Communications Group LLC, 7.00%, 06/15/2027 (a)	138,000	139,667
Frontier Communications Holdings LLC
5.00%, 05/01/2028 (a)	175,000	169,935
6.00%, 01/15/2030 (a)	145,000	133,744
Qwest Corp., 7.25%, 09/15/2025	125,000	124,219
		567,565
TOTAL CORPORATE BONDS (Cost $18,719,390)		19,129,531

TOTAL INVESTMENTS — 96.9% (Cost $18,719,390)		19,129,531
Other Assets in Excess of Liabilities — 3.1%		594,577
TOTAL NET ASSETS — 100.0%		$19,724,108

Percentages are stated as a percent of net assets.

CMT - Constant Maturity Treasury Rate

PIK - Payment in Kind

PLC - Public Limited Company

(a)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of August 31, 2024, the value of these securities total $16,594,287 or 84.1% of the Fund’s net assets.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Penn Capital Short Duration High Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2024

	Par	Value
CORPORATE BONDS — 96.8%
Advertising & Marketing — 0.3%
Stagwell Global LLC, 5.63%, 08/15/2029 (a)	$60,000	$56,878

Aerospace & Defense — 1.9%
TransDigm, Inc., 6.38%, 03/01/2029 (a)	180,000	185,501
Triumph Group, Inc., 9.00%, 03/15/2028 (a)	119,000	125,673
		311,174
Airlines — 3.6%
American Airlines, Inc., 7.25%, 02/15/2028 (a)	405,000	407,519
VistaJet Malta Finance PLC, 7.88%, 05/01/2027 (a)	210,000	197,093
		604,612
Apparel & Textile Products — 0.7%
Michael Kors USA, Inc., 4.25%, 11/01/2024 (a)	110,000	109,422

Auto Parts Manufacturing — 1.2%
American Axle & Manufacturing, Inc., 6.88%, 07/01/2028	65,000	65,324
Goodyear Tire & Rubber Co., 9.50%, 05/31/2025	129,000	129,409
		194,733
Banks — 1.2%
Popular, Inc., 7.25%, 03/13/2028	185,000	193,809

Building & Construction — 0.4%
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.63%, 01/15/2028 (a)	65,000	65,476

Cable & Satellite — 3.8%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 02/01/2028 (a)	460,000	443,257
Directv Financing LLC / Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/2027 (a)	195,000	188,822
		632,079
Chemicals — 4.2%
Avient Corp., 5.75%, 05/15/2025 (a)	195,000	195,132
Methanex Corp., 4.25%, 12/01/2024	205,000	204,052
NOVA Chemicals Corp., 5.00%, 05/01/2025 (a)	95,000	94,426

	Par	Value
Olin Corp., 5.13%, 09/15/2027	205,000	$202,519
		696,129
Commercial Finance — 2.1%
Fortress Transportation and Infrastructure Investors LLC
9.75%, 08/01/2027 (a)	140,000	143,491
5.50%, 05/01/2028 (a)	200,000	198,693
		342,184
Consumer Finance — 7.2%
Bread Financial Holdings, Inc., 9.75%, 03/15/2029 (a)	135,000	145,627
Navient Corp., 6.75%, 06/25/2025	280,000	280,986
OneMain Finance Corp.
7.13%, 03/15/2026	365,000	371,911
6.63%, 01/15/2028	235,000	239,526
Starwood Property Trust, Inc., 3.75%, 12/31/2024 (a)	155,000	153,608
		1,191,658
Consumer Products — 0.4%
Energizer Holdings, Inc., 6.50%, 12/31/2027 (a)	65,000	65,697

Consumer Services — 0.9%
Arrow Bidco LLC, 10.75%, 06/15/2025 (a)	155,000	157,330

Containers & Packaging — 3.4%
Clearwater Paper Corp., 4.75%, 08/15/2028 (a)	65,000	60,669
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	378,000	395,458
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027 (a)	110,000	110,262
		566,389
Department Stores — 0.4%
Macy’s Retail Holdings LLC, 5.88%, 04/01/2029 (a)	60,000	58,765

Entertainment Content — 1.5%
AMC Networks, Inc., 10.25%, 01/15/2029 (a)	115,000	115,575
TEGNA, Inc., 4.63%, 03/15/2028	135,000	126,888
		242,463

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

August 31, 2024

	Par	Value
Entertainment Resources — 1.4%
Life Time, Inc., 8.00%, 04/15/2026 (a)	$125,000	$126,884
Live Nation Entertainment, Inc., 4.88%, 11/01/2024 (a)	110,000	109,658
		236,542
Exploration & Production — 9.3%
California Resources Corp., 8.25%, 06/15/2029 (a)	175,000	180,500
Chesapeake Energy Corp., 5.50%, 02/01/2026 (a)	140,000	139,920
Civitas Resources, Inc.
5.00%, 10/15/2026 (a)	130,000	128,174
8.38%, 07/01/2028 (a)	120,000	126,512
Gulfport Energy Corp., 8.00%, 05/17/2026 (a)	130,000	132,050
Hilcorp Energy I LP, 6.25%, 11/01/2028 (a)	130,000	130,685
Northern Oil & Gas, Inc., 8.13%, 03/01/2028 (a)	325,000	332,297
Permian Resources Operating LLC, 8.00%, 04/15/2027 (a)	225,000	232,335
SM Energy Co., 6.75%, 09/15/2026	150,000	150,140
		1,552,613
Financial Services — 2.7%
Brightsphere Investment Group, Inc., 4.80%, 07/27/2026	115,000	112,108
Oppenheimer Holdings, Inc., 5.50%, 10/01/2025	180,000	177,977
PRA Group, Inc., 8.38%, 02/01/2028 (a)	160,000	163,323
		453,408
Food & Beverage — 1.3%
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.88%, 09/01/2025 (a)	108,000	107,521
HLF Financing Sarl LLC / Herbalife International, Inc., 12.25%, 04/15/2029 (a)	105,000	104,979
		212,500
Forest & Paper Products Manufacturing — 1.7%
Mercer International, Inc.
5.50%, 01/15/2026	235,000	227,184
5.13%, 02/01/2029	60,000	49,047
		276,231
Hardware — 1.0%
NCR Atleos Corp., 9.50%, 04/01/2029 (a)	155,000	170,736

	Par	Value
Health Care Facilities & Services — 5.3%
Acadia Healthcare Co., Inc., 5.50%, 07/01/2028 (a)	$265,000	$262,968
AdaptHealth LLC, 6.13%, 08/01/2028 (a)	145,000	143,720
Owens & Minor, Inc.
4.38%, 12/15/2024	355,000	355,597
4.50%, 03/31/2029 (a)	70,000	63,700
Tenet Healthcare Corp., 6.13%, 10/01/2028	60,000	60,110
		886,095
Industrial Other — 1.2%
Pike Corp., 5.50%, 09/01/2028 (a)	205,000	199,694

Internet Media — 1.7%
Match Group Holdings II LLC, 5.00%, 12/15/2027 (a)	295,000	289,213

Machinery Manufacturing — 1.0%
Titan International, Inc., 7.00%, 04/30/2028	175,000	171,133

Medical Equipment & Devices Manufacturing — 0.5%
Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, 04/01/2029 (a)	75,000	77,312

Metals & Mining — 0.7%
Carpenter Technology Corp., 6.38%, 07/15/2028	110,000	110,105

Oil & Gas Services & Equipment — 5.0%
Helix Energy Solutions Group, Inc., 9.75%, 03/01/2029 (a)	120,000	129,289
Solaris Midstream Holdings LLC, 7.63%, 04/01/2026 (a)	135,000	135,746
TechnipFMC PLC, 6.50%, 02/01/2026 (a)	147,000	147,781
Transocean Aquila Ltd., 8.00%, 09/30/2028 (a)	130,000	133,686
Transocean, Inc., 8.25%, 05/15/2029 (a)	85,000	86,121
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 09/01/2027	190,000	191,479
		824,102
Pipeline — 5.0%
EQM Midstream Partners LP, 6.38%, 04/01/2029 (a)	110,000	113,086

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

August 31, 2024

	Par	Value
Harvest Midstream I LP, 7.50%, 09/01/2028 (a)	$335,000	$342,840
New Fortress Energy, Inc., 6.50%, 09/30/2026 (a)	190,000	164,469
Venture Global LNG, Inc., 8.13%, 06/01/2028 (a)	200,000	209,451
		829,846
Power Generation — 4.2%
Calpine Corp.
5.25%, 06/01/2026 (a)	125,000	124,262
5.13%, 03/15/2028 (a)	265,000	258,586
Vistra Operations Co. LLC, 5.50%, 09/01/2026 (a)	309,000	308,348
		691,196
Publishing & Broadcasting — 3.3%
Gray Television, Inc.
7.00%, 05/15/2027 (a)	124,000	119,598
10.50%, 07/15/2029 (a)	170,000	174,483
Nexstar Media, Inc., 5.63%, 07/15/2027 (a)	265,000	258,960
		553,041
Real Estate — 2.2%
Newmark Group, Inc., 7.50%, 01/12/2029	175,000	186,180
RHP Hotel Properties LP / RHP Finance Corp., 7.25%, 07/15/2028 (a)	180,000	187,177
		373,357
Restaurants — 2.4%
Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC, 5.13%, 04/15/2029 (a)	140,000	128,467
Dave & Buster’s, Inc., 7.63%, 11/01/2025 (a)	165,000	165,751
Raising Cane’s Restaurants LLC, 9.38%, 05/01/2029 (a)	100,000	107,933
		402,151
Retail - Consumer Discretionary — 1.3%
Bath & Body Works, Inc., 9.38%, 07/01/2025 (a)	218,000	224,623

Retail - Consumer Staples — 1.0%
KeHE Distributors LLC / KeHE Finance Corp. / NextWave Distribution, Inc., 9.00%, 02/15/2029 (a)	165,000	172,141

	Par	Value
Software & Services — 0.7%
Gen Digital, Inc., 6.75%, 09/30/2027 (a)	$120,000	$122,910

Travel & Lodging — 6.7%
Carnival Corp., 6.00%, 05/01/2029 (a)	70,000	70,313
Hilton Grand Vacations LLC, 5.00%, 06/01/2029 (a)	60,000	56,728
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/2028 (a)	145,000	150,098
NCL Corp. Ltd., 8.38%, 02/01/2028 (a)	215,000	226,309
Royal Caribbean Cruises Ltd., 5.38%, 07/15/2027 (a)	125,000	125,214
Travel + Leisure Co.
6.60%, 10/01/2025	325,000	328,677
6.63%, 07/31/2026 (a)	145,000	147,580
		1,104,919
Wireline Telecommunications Services — 4.0%
Cogent Communications Group LLC, 7.00%, 06/15/2027 (a)	180,000	182,175
Frontier Communications Holdings LLC, 5.88%, 10/15/2027 (a)	480,000	478,116
		660,291
TOTAL CORPORATE BONDS (Cost $15,771,676)		16,082,957

TOTAL INVESTMENTS — 96.8% (Cost $15,771,676)		16,082,957
Other Assets in Excess of Liabilities — 3.2%		517,154
TOTAL NET ASSETS — 100.0%		$16,600,110

Percentages are stated as a percent of net assets.

PLC – Public Limited Company

(a)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of August 31, 2024, the value of these securities total $11,753,337 or 70.8% of the Fund’s net assets.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Penn Capital Special Situations Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

August 31, 2024

	Shares	Value
COMMON STOCKS — 98.3%
Aerospace & Defense — 1.5%
Triumph Group, Inc.(a)	52,441	$730,503

Air Freight & Logistics — 2.2%
Forward Air Corp.	14,443	458,854
GXO Logistics, Inc.(a)	12,333	617,267
		1,076,121
Banks — 9.2%
Ameris Bancorp	16,134	994,338
FB Financial Corp.	14,992	722,914
Pinnacle Financial Partners, Inc.	9,489	944,820
Popular, Inc.	10,105	1,035,763
Texas Capital Bancshares, Inc.(a)	13,045	876,885
		4,574,720
Biotechnology — 3.0%
Halozyme Therapeutics, Inc.(a)	12,820	818,557
Mirum Pharmaceuticals, Inc.(a)	15,704	676,999
		1,495,556
Capital Markets — 5.3%
Affiliated Managers Group, Inc.	4,384	762,070
BGC Group, Inc. - Class A	95,493	943,471
Lazard, Inc.	18,117	907,843
		2,613,384
Commercial Services & Supplies — 2.2%
BrightView Holdings, Inc.(a)	30,264	483,316
Viad Corp.(a)	17,100	588,411
		1,071,727
Construction & Engineering — 2.9%
Construction Partners, Inc. - Class A(a)	8,274	545,918
MasTec, Inc.(a)	7,959	900,402
		1,446,320
Construction Materials — 1.6%
Knife River Corp.(a)	10,289	811,493

Consumer Finance — 1.6%
Moneylion, Inc.(a)	6,607	306,697
OneMain Holdings, Inc.	9,821	485,256
		791,953
Consumer Staples Distribution & Retail — 1.7%
Chefs’ Warehouse, Inc.(a)	19,775	846,963

	Shares	Value
Electronic Equipment, Instruments & Components — 0.7%
Ouster, Inc.(a)	48,130	$341,242

Energy Equipment & Services — 6.2%
Expro Group Holdings NV(a)	33,149	658,339
National Energy Services Reunited Corp.(a)	35,700	348,075
Patterson-UTI Energy, Inc.	43,971	404,973
Transocean Ltd.(a)	131,707	624,291
Weatherford International PLC	9,924	1,041,425
		3,077,103
Financial Services — 1.7%
Shift4 Payments, Inc. - Class A(a)	10,362	861,082

Ground Transportation — 2.4%
ArcBest Corp.	4,098	435,617
RXO, Inc.(a)	25,571	727,751
		1,163,368
Health Care Equipment & Supplies — 0.9%
Alphatec Holdings, Inc.(a)	66,486	458,753

Health Care Providers & Services — 4.4%
Brookdale Senior Living, Inc.(a)	85,992	611,403
Community Health Systems, Inc.(a)	111,958	610,171
Progyny, Inc.(a)	18,755	440,555
RadNet, Inc.(a)	7,809	517,659
		2,179,788
Health Care Technology — 1.7%
Waystar Holding Corp.(a)	30,300	824,766

Hotel & Resort REITs — 1.3%
Ryman Hospitality Properties, Inc.	6,199	644,448

Hotels, Restaurants & Leisure — 12.2%
Bloomin’ Brands, Inc.	23,016	402,780
Boyd Gaming Corp.	10,232	614,125
First Watch Restaurant Group, Inc.(a)	26,916	444,383
Golden Entertainment, Inc.	29,030	940,282
Life Time Group Holdings, Inc.(a)	27,785	653,503
Norwegian Cruise Line Holdings Ltd.(a)	56,517	1,011,089
Penn Entertainment, Inc.(a)	28,926	538,602
Planet Fitness, Inc. - Class A(a)	7,806	633,925
United Parks & Resorts, Inc.(a)	16,440	809,177
		6,047,866

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2024

	Shares	Value
IT Services — 1.4%
Kyndryl Holdings, Inc.(a)	29,169	$691,014

Machinery — 2.8%
Chart Industries, Inc.(a)	5,215	638,316
Hillman Solutions Corp.(a)	73,655	732,867
		1,371,183
Media — 6.5%
Clear Channel Outdoor Holdings, Inc.(a)	296,259	444,389
EW Scripps Co. - Class A(a)	72,695	143,209
Gray Television, Inc.	99,213	505,986
Magnite, Inc.(a)	51,960	716,528
Nexstar Media Group, Inc.	4,270	729,658
Stagwell, Inc.(a)	93,862	674,868
		3,214,638
Metals & Mining — 2.9%
Carpenter Technology Corp.	7,387	1,069,416
Century Aluminum Co.(a)	24,520	352,107
		1,421,523
Oil, Gas & Consumable Fuels — 3.7%
California Resources Corp.	10,422	546,842
Northern Oil & Gas, Inc.	19,680	782,870
Scorpio Tankers, Inc.	7,186	514,087
		1,843,799
Pharmaceuticals — 2.0%
Avadel Pharmaceuticals PLC(a)	31,478	477,521
Ligand Pharmaceuticals, Inc.(a)	4,686	495,779
		973,300
Professional Services — 1.1%
Verra Mobility Corp.(a)	19,135	528,317

Real Estate Management & Development — 1.8%
Newmark Group, Inc. - Class A	65,259	902,532

Retail REITs — 1.0%
Agree Realty Corp.	7,024	512,822

Semiconductors & Semiconductor Equipment — 4.3%
Allegro MicroSystems, Inc.(a)	24,215	593,994
Navitas Semiconductor Corp.(a)	90,245	272,540

	Shares	Value
Rambus, Inc.(a)	9,797	$438,122
Semtech Corp.(a)	18,503	810,801
		2,115,457
Software — 2.6%
Q2 Holdings, Inc.(a)	10,505	779,576
Zuora, Inc. - Class A(a)	56,455	496,240
		1,275,816
Specialized REITs — 0.6%
EPR Properties	6,192	293,934

Specialty Retail — 0.8%
Academy Sports & Outdoors, Inc.	6,922	384,033

Trading Companies & Distributors — 4.1%
DNOW, Inc.(a)	52,245	680,230
FTAI Aviation Ltd.	5,645	721,488
H&E Equipment Services, Inc.	13,261	638,517
		2,040,235
TOTAL COMMON STOCKS (Cost $43,316,040)		48,625,759

TOTAL INVESTMENTS — 98.3% (Cost $43,316,040)		48,625,759
Other Assets in Excess of Liabilities — 1.7%		843,119
TOTAL NET ASSETS — 100.0%		$49,468,878

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

NV - Naamloze Vennootschap

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Statements of Assets and Liabilities

August 31, 2024

Assets	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Investments, at fair value (1)
Unaffiliated issuers	$5,194,945	$19,129,531	$16,082,957	$48,625,759
Cash and cash equivalents	73,646	346,487	276,448	843,141
Receivables:
Advisor reimbursement due	4,230	13,097	10,107	—
Dividends and interest	3,429	366,397	316,346	30,358
Capital Shares Sold	—	—	—	89,089
Other assets	7,475	13,017	1,926	26,408
Total assets	5,283,725	19,868,529	16,687,784	49,614,755

Liabilities
Payables:
Investments purchased	—	—	—	58,483
Fund shares redeemed	—	106,206	45,070	32,502
Dividends	—	—	480	—
Investment advisory fees	—	—	—	13,602
Accrued expenses:
Professional fees	22,299	19,739	23,023	21,832
Administration fees	5,665	11,704	11,874	9,493
Other accrued expenses	3,679	6,772	7,227	9,965
Total liabilities	31,643	144,421	87,674	145,877
Net assets	$5,252,082	$19,724,108	$16,600,110	$49,468,878

Composition of Net Assets
Paid-in capital	3,487,280	21,607,659	19,015,999	44,707,341
Total distributable earnings/accumulated loss	1,764,802	(1,883,551)	(2,415,889)	4,761,537
Net assets	$5,252,082	$19,724,108	$16,600,110	$49,468,878

Institutional Class
Net assets applicable to outstanding shares	5,252,082	19,724,108	16,600,110	49,468,878
Shares of beneficial interest outstanding, no par value, unlimited authorization	452,024	2,232,303	1,734,333	3,252,026
Net asset value per share outstanding	11.62	8.84	9.57	15.21

(1)	Investment in securities at cost
Unaffiliated issuers	$4,343,011	$18,719,390	$15,771,676	$43,316,040

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Statements of Operations

For the YEAR Ended August 31, 2024

Investment Income/(Loss)	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Income
Dividends (net of foreign withholding taxes)	$83,667	$—	$—	$425,113
Interest and fees	4,224	2,285,613	1,466,563	24,729
Total income	87,891	2,285,613	1,466,563	449,842

Expenses
Advisory fees	78,371	207,015	102,391	434,473
Professional expense	30,873	50,595	41,869	66,577
Administration and accounting fees	25,708	74,831	58,363	61,032
Registration and filing fees	19,605	19,853	18,474	19,605
Custodian fees	5,977	1,883	2,379	12,959
Transfer agent fees	4,525	14,415	11,564	32,840
Service fees	4,250	34,180	17,683	52,202
Officer fees	3,984	11,816	11,343	13,636
Director fees	3,652	12,726	11,018	16,457
Printing and shareholder reporting fees	1,523	4,339	6,943	11,748
Interest expenses	1,837	2,553	1,609	1,009
Other expenses	3,725	5,249	10,643	5,910
Total expenses before waivers and reimbursements	184,030	439,455	294,279	728,448
Less: waivers and reimbursement	(91,408)	(220,889)	(169,800)	(228,937)
Expense waiver and reimbursement from Advisor
Net expenses	92,622	218,566	124,479	499,511
Net investment income/(loss)	(4,731)	2,067,047	1,342,084	(49,669)

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments
Unaffiliated issuers	1,266,281	(70,148)	(115,985)	(223,624)
Net change in unrealized appreciation/(depreciation)
Unaffiliated issuers	(1,109,196)	1,211,496	788,368	4,539,777
Net realized and unrealized gain/(loss) on investments	157,085	1,141,348	672,383	4,316,153
Net increase/(decrease) in net assets resulting from operations	$152,354	$3,208,395	$2,014,467	$4,266,484
Net of foreign taxes withheld	$(917)	$—	$—	$(3,240)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Statements of Changes in Net Assets

	Penn Capital Mid Cap Core Fund		Penn Capital Opportunistic High Income Fund
Increase/(Decrease) in Net Assets	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2023
Operations
Net investment income/(loss)	$(4,731)	$1,487	$2,067,047	$1,433,528
Net realized gain/(loss) on investments:
Unaffiliated issuers	1,266,281	1,320,521	(70,148)	(1,176,521)
Net change in unrealized appreciation/(depreciation)	(1,109,196)	(429,910)	1,211,496	1,185,688
Net increase/(decrease) in net assets resulting from operations	152,354	892,098	3,208,395	1,442,695

Dividends and distributions to shareholders
Net dividends and distributions from net investment income and realized gain - Institutional Class	(1,588,054)	(63,731)	(2,066,612)	(1,429,097)
Total dividends and distributions to shareholders	(1,588,054)	(63,731)	(2,066,612)	(1,429,097)

Capital share transactions
Net proceeds from sale of shares	562,887	288,039	8,140,242	9,579,685
Dividends and distributions reinvested	1,588,054	49,196	2,023,007	1,162,266
Cost of shares redeemed	(8,694,545)	(611,426)	(17,318,919)	(3,019,225)
Net increase/(decrease) in net assets resulting from capital share transactions	(6,543,604)	(274,191)	(7,155,670)	7,722,726

Net increase/(decrease) in net assets	(7,979,304)	554,176	(6,013,887)	7,736,324

Net Assets
Beginning of period	13,231,386	12,677,210	25,737,995	18,001,671
End of period	$5,252,082	$13,231,386	$19,724,108	$25,737,995

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Statements of Changes in Net Assets

Penn Capital Short Duration High Income Fund		Penn Capital Special Situations Small Cap Equity Fund
Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2023

$1,342,084	$1,394,276	$(49,669)	$24,393

(115,985)	(671,684)	(223,624)	32,210
788,368	1,198,372	4,539,777	(769,382)
2,014,467	1,920,964	4,266,484	(712,779)

(1,340,495)	(1,405,413)	(216,977)	(277,739)
(1,340,495)	(1,405,413)	(216,977)	(277,739)

503,694	8,132,094	18,132,616	27,597,016
1,318,341	1,260,198	212,722	246,703
(17,284,935)	(12,423,328)	(14,183,672)	(2,211,975)
(15,462,900)	(3,031,036)	4,161,666	25,631,744

(14,788,928)	(2,515,485)	8,211,173	24,641,226

31,389,038	33,904,523	41,257,705	16,616,479
$16,600,110	$31,389,038	$49,468,878	$41,257,705

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Financial Highlights

	Per Common Share Data(a)
		Income from investment operations					Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses)	Total from investment operations		Dividends from net investment income	Distributions from capital gains	Total distributions
Penn Capital Mid Cap Core Fund
Institutional Class
9/1/23 to 8/31/24	$13.24	(0.01)		0.73	0.72		(0.06)	(2.28)	(2.34)
9/1/22 to 8/31/23	$12.42	—	(g)	0.89	0.89		(0.02)	(0.05)	(0.07)
9/1/21 to 8/31/22	$16.79	0.02		(2.62)	(2.60)		(0.05)	(1.72)	(1.77)
7/1/21 to 8/31/21(e)	$16.76	(0.01)		0.04	0.03		—	—	—
7/1/20 to 6/30/21	$11.49	0.03		5.24	5.27		— (g)	—	— (g)
7/1/19 to 6/30/20	$12.68	—	(g)	(0.60)	(0.60)		—	(0.59)	(0.59)
Penn Capital Opportunistic High Income Fund
Institutional Class
9/1/23 to 8/31/24	$8.48	0.59		0.38	0.97		(0.61)	—	(0.61)
9/1/22 to 8/31/23	$8.50	0.53		(0.03)	0.50		(0.52)	—	(0.52)
9/1/21 to 8/31/22	$9.96	0.46		(1.46)	(1.00)		(0.46)	—	(0.46)
7/1/21 to 8/31/21(e)	$10.00	0.08		(0.04)	0.04		(0.08)	—	(0.08)
7/1/20 to 6/30/21	$8.88	0.54		1.12	1.66		(0.54)	—	(0.54)
7/1/19 to 6/30/20	$9.99	0.53		(1.10)	(0.57	)(f)	(0.54)	—	(0.54)
Penn Capital Short Duration High Income Fund
Institutional Class
9/1/23 to 8/31/24	$9.32	0.56		0.27	0.83		(0.58)	—	(0.58)
9/1/22 to 8/31/23	$9.15	0.41		0.17	0.58		(0.41)	—	(0.41)
9/1/21 to 8/31/22	$9.73	0.29		(0.58)	(0.29)		(0.29)	—	(0.29)
7/1/21 to 8/31/21(e)	$9.74	0.05		(0.01)	0.04		(0.05)	—	(0.05)
7/1/20 to 6/30/21	$9.33	0.36		0.41	0.77		(0.36)	—	(0.36)
7/1/19 to 6/30/20	$9.93	0.37		(0.59)	(0.22)		(0.38)	—	(0.38)

(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	The Funds changed their fiscal year end to August 31.
(f)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
(g)	Amount is less than $0.005 per share.
Per share data calculated using average shares outstanding method.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Financial Highlights

Per Common Share Data(a)		Supplemental data and ratios

Net asset value, end of period	Total return(d)	Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)	Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio turnover rate(c)(d)

$11.62	6.13%	$5,252	1.06%	2.11%	(0.05)%	(1.10)%	83%
$13.24	7.14%	$13,231	1.06%	1.79%	0.01%	(0.76)%	94%
$12.42	(17.45)%	$12,677	1.06%	1.49%	0.14%	(0.29)%	38%
$16.79	0.18%	$18,860	1.06%	1.70%	(0.28)%	(0.92)%	3%
$16.76	45.88%	$19,972	1.06%	2.19%	0.30%	(0.83)%	59%
$11.49	(5.23)%	$15,966	1.06%	2.14%	(0.04)%	(1.12)%	57%

$8.84	11.91%	$19,724	0.73%	1.46%	6.89%	6.15%	69%
$8.48	6.14%	$25,738	0.72%	1.50%	6.34%	5.52%	61%
$8.50	(10.31)%	$18,002	0.72%	1.42%	4.94%	4.24%	71%
$9.96	0.43%	$18,959	0.72%	1.65%	4.69%	3.76%	18%
$10.00	19.08%	$20,099	0.72%	2.08%	5.27%	4.21%	156%
$8.88	(5.86)%	$17,819	0.72%	2.08%	5.66%	4.30%	149%

$9.57	9.18%	$16,600	0.55%	1.29%	5.90%	5.15%	42%
$9.32	6.50%	$31,389	0.54%	1.22%	4.44%	3.72%	67%
$9.15	(3.05)%	$33,905	0.54%	0.88%	3.02%	2.68%	54%
$9.73	0.41%	$43,871	0.54%	0.99%	2.97%	2.52%	11%
$9.74	11.96%	$40,180	0.54%	1.16%	3.77%	3.15%	104%
$9.33	(2.33)%	$44,462	0.54%	1.15%	3.87%	3.26%	113%

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Financial Highlights

	Per Common Share Data(a)
		Income from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses)	Total from investment operations	Dividends from net investment income	Distributions from capital gains	Total distributions
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class
9/1/23 to 8/31/24	$14.00	(0.02)	1.30	1.28	(0.04)	(0.03)	(0.07)
9/1/22 to 8/31/23	$13.64	0.02	0.57	0.59	—	(0.23)	(0.23)
9/1/21 to 8/31/22	$19.62	(0.05)	(2.12)	(2.17)	—	(3.81)	(3.81)
7/1/21 to 8/31/21(e)	$19.79	(0.01)	(0.16)	(0.17)	—	—	—
7/1/20 to 6/30/21	$9.33	(0.01)	10.47	10.46	—	—	—
7/1/19 to 6/30/20	$10.67	(0.03)	(1.31)	(1.34)	—	—	—

(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	The Funds changed their fiscal year end to August 31.
(f)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
Per share data calculated using average shares outstanding method.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Financial Highlights

Per Common Share Data(a)		Supplemental data and ratios

Net asset value, end of period	Total return(d)	Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)	Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio turnover rate(c)(d)

$15.21	9.16%	$49,469	1.09%	1.59%	(0.11)%	(0.61)%	86%
$14.00	4.40%	$41,258	1.09%	1.73%	0.13%	(0.55)%	69%
$13.64	(14.39)%	$16,616	1.09%	1.58%	(0.34)%	(0.83)%	87%
$19.62	(0.86)%	$16,894	1.09%	1.71%	(0.46)%	(1.08)%	11%
$19.79	112.11%	$16,923	1.09%	2.97%	(0.02)%	(1.90)%	132%
$9.33	(12.56)%	$7,245	1.09%	3.09%	(0.42)%	(2.42)%	115%

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2024

1. Organization

The RBB Fund Trust (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. Currently, the Trust has seven active investment portfolios. This report covers four series including: the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund, the Penn Capital Short Duration High Income Fund, and the Penn Capital Special Situations Small Cap Equity Fund (collectively referred to as the “Funds” and each individually referred to as a “Fund”). The Funds follow the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

The Penn Capital Opportunistic High Income Fund’s investment objective is to seek to provide total return through interest income and capital appreciation. The Penn Capital Opportunistic High Income Fund commenced operations on November 30, 2015.

The Penn Capital Short Duration High Income Fund’s investment objective is to seek to provide a high level of current income. The Penn Capital Short Duration High Income Fund commenced operations on July 17, 2017.

The Penn Capital Mid Cap Core Fund and the Penn Capital Special Situations Small Cap Equity Fund’s investment objective is to seek to provide capital appreciation. The Penn Capital Mid Cap Core Fund commenced operations on November 30, 2015. The Penn Capital Special Situations Small Cap Equity Fund commenced operations on December 17, 2015.

Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are nonfundamental. The Penn Capital Management Company, LLC (the “Advisor” or “Penn Capital”) serves as the investment advisor to the Funds.

The Trust offers Institutional Class shares for the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund, the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Short Duration High Income Fund. Institutional Class shares do not have a front-end or back-end sales charge.

The end of the reporting period for the Funds is August 31, 2024, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2024 (the “current fiscal period”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.    Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to the Advisor, as valuation designee (the “Valuation Designee”).

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2024

A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Valuation Designee may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Designee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to the Valuation Designee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Prices are determined using quoted prices in active markets for identical securities.

Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2024

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of the end of the current fiscal period, in valuing each Fund’s investments:

Description
Penn Capital Mid Cap Core Fund	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,194,945	$—	$—	$5,194,945
Total Investments	$5,194,945	$—	$—	$5,194,945

Penn Capital Opportunistic High Income Fund	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$19,129,531	$—	$19,129,531
Total Investments	$—	$19,129,531	$—	$19,129,531

Penn Capital Short Duration High Income Fund	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$16,082,957	$—	$16,082,957
Total Investments	$—	$16,082,957	$—	$16,082,957

Penn Capital Special Situations Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$48,625,759	$—	$—	$48,625,759
Total Investments	$48,625,759	$—	$—	$48,625,759

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the current fiscal period, the Funds had no Level 3 transfers.

B. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Dividend income is recognized on ex-dividend date.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

C. Expenses

Certain expenses are shared with The RBB Fund, Inc. (“RBB”), an affiliated fund. Expenses incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the funds (such as trustee or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Board deems fair or equitable.

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2024

D. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

E. Dividends and Distributions

Dividends and distributions to Shareholders are recorded on the ex-date. The Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund declare and distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually, usually in December. The Penn Capital Mid Cap Core Fund and the Penn Capital Special Situations Small Cap Equity Fund declare and distribute their net investment income, if any, annually and make distributions of net realized capital gains, if any, at least annually, usually in December.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by each Fund.

F. Federal Income Taxes

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

G. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and considers the risk of loss to be remote.

3. Agreements and Related Party Transactions

Investment Advisory Agreement

Penn Capital serves as the investment adviser to each Fund. Each Fund pays the Advisor a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

Penn Capital Mid Cap Core Fund	0.90%
Penn Capital Opportunistic High Income Fund	0.69%
Penn Capital Short Duration High Income Fund	0.45%
Penn Capital Special Situations Small Cap Equity Fund	0.95%

During the period, a newly formed entity formed by two members of Penn Capital’s senior management purchased all of the rights and interests of Spouting Rock Asset Management’s lender and foreclosed upon the Penn Capital equity owned by Spouting Rock Asset Management. In addition, the newly formed entity purchased the equity ownership of 525 Holdings LLC, Penn Capital’s

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2024

controlling member. The newly formed entity then subsequently sold a majority and controlling interest in Penn Capital to SGAM Advisors LLC, a subsidiary of Seaport Global Holdings LLC (“Seaport”). The transaction closed on July 3, 2024 (the “Acquisition”). The Acquisition was deemed to result in a change of control of Penn Capital pursuant to the 1940 Act, and resulted in the automatic termination of the previously existing advisory agreement between the Trust, on behalf of each of the Funds, and Penn Capital (the “Original Agreement”). To avoid disruption of the Funds’ investment management program, the Board approved (i) an interim advisory agreement between the Trust and Penn Capital with respect to each Fund (the “Interim Advisory Agreement”) on April 24, 2024, which became effective on July 3, 2024, and (ii) a new investment advisory agreement between the Trust and Penn Capital with respect to each Fund (the “New Advisory Agreement”), which will not become effective unless approved by the shareholders of each Fund. Information regarding the Board’s considerations in approving the Interim Advisory Agreement and New Advisory Agreement is included below.

With respect to each Fund other than the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Funds’ total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. With respect to the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. The expense limitation agreement will remain in place through December 31, 2025. Thereafter, the expense limitation agreement for the Funds will be reviewed annually by the Advisor and the Board.

Institutional Class
Penn Capital Mid Cap Core Fund	1.06%
Penn Capital Opportunistic High Income Fund	0.72%
Penn Capital Short Duration High Income Fund	0.54%
Penn Capital Special Situations Small Cap Equity Fund	1.09%

Any waived or reimbursed expenses by the Advisor to the Funds excluding any waivers related to acquired fund fees and expenses incurred by the Funds as a result of its investments in other investment companies managed by the Advisor, are subject to repayment by a Fund in the three years following the date the fees were waived or the expenses were paid, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. The Advisor’s waived fees and paid expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived/ Expense Assumed	Amount Recouped	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Mid Cap Core Fund
August 31, 2022	$72,939	—	$72,939	2025
August 31, 2023	92,617	—	92,617	2026
August 31, 2024	91,408		91,408	2027
Total	$256,964	$—	$256,964

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2024

Fiscal Period Incurred	Amount Waived/ Expense Assumed		Amount Recouped	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Opportunistic High Income Fund
August 31, 2022	$133,924	(1)	—	$126,522	2025
August 31, 2023	176,705	(1)	—	171,999	2026
August 31, 2024	220,889			220,889	2027
Total	$531,518		$—	$519,410
Penn Capital Short Duration High Income Fund
August 31, 2022	$133,986	(1)	—	$118,474	2025
August 31, 2023	211,846	(1)	—	203,627	2026
August 31, 2024	169,800			169,800	2027
Total	$515,632		$—	$491,901
Penn Capital Special Situations Small Cap Equity Fund
August 31, 2022	$80,812		—	$80,812	2025
August 31, 2023	119,334		—	119,334	2026
August 31, 2024	228,937			228,937	2027
Total	$429,083		$—	$429,083

(1)	Includes fees waived that are not subject to potential recoupment.

Distribution Agreement

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (the “Distributor”).

Agreements with the Administrator, Transfer Agent, and Custodian

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan on behalf of each Fund’s Institutional Class. Under the plan, each Class can pay for non-distribution related shareholder support services (‘‘service fees’’) in an amount up to 0.15% of its average daily net assets. The amount actually incurred by the Institutional Class shares for the current fiscal period on an annualized basis was 0.05% for the Penn Capital Mid Cap Core Fund, 0.11% for the Penn Capital Opportunistic High Income Fund, 0.08% for the Penn Capital Short Duration High Income Fund and 0.11% for the Penn Capital Special Situations Small Cap Equity Fund.

Other Related Party Transactions

The Advisor and its affiliates have made investments in the Funds and accordingly, as shareholders of the Funds, pay a proportionate share of the Funds’ investment advisory fees and other expenses identified in the Funds’ Prospectus.

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2024

4. Federal Tax Information

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital.

The following information is provided on a tax basis as of August 31, 2024:

	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Cost of investments	$4,499,691	$18,733,990	$15,771,676	$44,659,334
Gross unrealized appreciation	1,148,127	661,272	369,480	9,427,071
Gross unrealized (depreciation)	(452,873)	(265,731)	(58,199)	(5,460,646)
Net unrealized appreciation (depreciation)	695,254	395,541	311,281	3,966,425

Undistributed ordinary income	155,147	7,438	6,161	834,422
Undistributed long-term capital gains	1,238,872	—	—	—
Total distributable earnings	1,394,019	7,438	6,161	834,422

Other accumulated losses	(324,471)	(2,286,530)	(2,733,331)	(39,310)

Total accumulated earnings (losses)	$1,764,802	$(1,883,551)	$(2,415,889)	$4,761,537

Net investment income and net realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to net operating losses. On the Statement of Assets and Liabilities, the following adjustments were made:

	Distributable Earnings	Paid-In Capital
Penn Capital Special Situations Small Cap Equity Fund	$5	$(5)

The Funds intend to utilize capital loss carryforwards to offset future realized gains. Capital loss carryforwards available for federal income tax purposes are as follows:

	Capital Loss Available Through	Short-Term Capital Loss Amounts	Long-Term Capital Loss Amounts
Penn Capital Opportunistic High Income Fund	unlimited	$744,153	$1,542,377
Penn Capital Short Duration High Income Fund	unlimited	1,836,104	896,747
Penn Capital Special Situations Small Cap Equity Fund	unlimited	39,310	—

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2024

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively. For the fiscal period ended August 31, 2024, there were no deferred Post October Losses to report.

The character of distributions for tax purposes paid during the fiscal period ended August 31, 2024, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Mid Cap Core Fund	$63,732	$1,524,322
Penn Capital Opportunistic High Income Fund	2,066,612	—
Penn Capital Short Duration High Income Fund	1,340,495	—
Penn Capital Special Situations Small Cap Equity Fund	111,188	105,789

The character of distributions for tax purposes paid during the fiscal period ended August 31, 2023, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Mid Cap Core Fund	$16,811	$46,920
Penn Capital Opportunistic High Income Fund	1,429,097	—
Penn Capital Short Duration High Income Fund	1,405,413	—
Penn Capital Special Situations Small Cap Equity Fund	—	277,739

5. Trustee and Officer Compensation

The Trustees of the Trust receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant-Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Trust. They are compensated by the Trust for services provided. Certain employees of U.S. Bancorp Fund Services, LLC serve as officers of the Trust. They are not compensated by the Funds or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

6. Investment Transactions

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the fiscal period ended August 31, 2024, were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Penn Capital Mid Cap Core Fund	$7,227,676	$15,221,094	$—	$—
Penn Capital Opportunistic High Income Fund	19,569,254	26,812,524	—	—
Penn Capital Short Duration High Income Fund	9,064,868	24,287,248	—	—
Penn Capital Special Situations Small Cap Equity Fund	42,168,160	38,654,919	—	—

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2024

7. Capital Share Transactions

	Penn Capital Mid Cap Core Fund September 1, 2023 - August 31, 2024	Penn Capital Opportunistic High Income Fund September 1, 2023 - August 31, 2024	Penn Capital Short Duration High Income Fund September 1, 2023 - August 31, 2024	Penn Capital Special Situations Small Cap Equity Fund September 1, 2023 - August 31, 2024

Institutional Class Shares
Shares sold	$50,047	$935,567	$53,214	$1,301,002
Shares issued in reinvestment of dividends	142,171	234,735	140,155	14,501
Shares redeemed	(739,556)	(1,971,928)	(1,827,706)	(1,009,761)
Net increase (decrease)	(547,338)	(801,626)	(1,634,337)	305,742

	Penn Capital Mid Cap Core Fund September 1, 2022 - August 31, 2023	Penn Capital Opportunistic High Income Fund September 1, 2022 - August 31, 2023	Penn Capital Short Duration High Income Fund September 1, 2022 - August 31, 2023	Penn Capital Special Situations Small Cap Equity Fund September 1, 2022 - August 31, 2023

Institutional Class Shares
Shares sold	22,943	1,137,429	876,942	1,867,211
Shares issued in reinvestment of dividends	3,919	138,065	136,348	18,577
Shares redeemed	(48,414)	(359,951)	(1,349,025)	(157,754)
Net increase (decrease)	(21,552)	915,543	(335,735)	1,728,034

8. Credit Risk, LIBOR and Asset Concentration

Small- and mid-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small- and mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

High yield securities and unrated securities of similar credit quality have speculative characteristics and involve greater volatility of price and yield, greater of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2024

A Fund may invest in certain instruments that rely in some fashion upon London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

9. Line of Credit

The Funds have a $10,000,000 uncommitted, unsecured, umbrella 366-day line of credit, for temporary purposes, including to meet redemption requests. The interest rate as of August 31, 2024 was 8.50%. During the current fiscal period, the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund, and the Penn Capital Short Duration High Income Fund did not use the credit line.

During the current fiscal period, line of credit activities were as follows:

Fund	Average Borrowings	Amount Outstanding as of August 31, 2024	Interest Expense	Maximum Borrowing
Penn Capital Mid Cap Core Fund	$21,260	$—	$1,837	$2,439,000
Penn Capital Opportunistic High Income Fund	29,544	—	2,553	3,917,000
Penn Capital Short Duration High Income Fund	18,615	—	1,609	4,233,000
Penn Capital Special Situations Small Cap Equity Fund	11,680	—	1,009	1,942,000

10. Concentration Risks

The Advisor and its employees collectively have beneficial ownership, either directly or indirectly, of more than 20% of each of the Funds as of August 31, 2024. In addition to the Advisor, one or more individual investors own more than 10% of the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund, the Penn Capital Short Duration High Income Fund, the Penn Capital Special Situations Small Cap Equity Fund as of August 31, 2024. To the extent multiple investors in the Funds rely on the advice of a common investment advisor the Funds may have the risk of a concentrated investor base.

11. Unfunded Commitments

The Funds may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly funded. During the contractual period, the Funds are obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statements of Assets and Liabilities. As of August 31, 2024, there were no unfunded commitments to report.

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2024

12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

Penn Capital Funds

Additional Information

AUGUST 31, 2024 (UNAUDITED)

Shareholder Notification of Federal Tax Status

For the fiscal period ended August 31, 2024, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Penn Capital Mid Cap Core Fund.	76.67%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund	100.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended August 31, 2024 was as follows:

Penn Capital Mid Cap Core Fund	76.65%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund.	100.00%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal period ended August 31, 2024 was as follows:

Penn Capital Mid Cap Core Fund	33.92%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund.	0.00%

Approval of Interim Advisory Agreement

As required by the 1940 Act, the Board, including a majority of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”, considered the approval of an Interim Advisory Agreement between Penn Capital and the Trust on behalf of the Funds, at a meeting of the Board held on April 24, 2024 (the “April Meeting”). At the April Meeting, the Board, including all of the Independent Directors, approved the Interim Advisory Agreement. The Trustees reviewed and discussed written materials that were provided in connection with the Meeting and prior meetings throughout the year. The Board’s decision to approve the Interim Advisory Agreement reflects the exercise of its business judgment.

In considering the approval of the Interim Advisory Agreement, the Board, with the assistance of independent counsel, considered its legal responsibilities with regard to all factors deemed to be relevant to the Funds. The Board evaluated the Interim Advisory Agreement in light of all the materials provided prior to and during the April Meeting, at prior board meetings that preceded the April Meeting, the presentations made during the April Meeting and the discussions held during the April Meeting and the prior board meetings. The Trustees reviewed these materials with management of Penn Capital and Seaport and discussed the Interim Advisory Agreement with counsel in an executive session at which no representatives of Penn Capital or Seaport were present. The Trustees considered whether approval of the Interim Advisory Agreement would be in the best interests of each Fund and its shareholders and the overall fairness of the Interim Advisory Agreement. Among other things, the Trustees considered information concerning: (i) the nature, extent and quality of the services provided by Penn Capital to the Funds; (ii) descriptions of the experience and qualifications of Penn Capital’s personnel providing those services; (iii) Penn Capital’s investment philosophies and processes; (iv) Penn Capital’s assets under management and client descriptions; (v) Penn Capital’s management fee arrangement with the Trust; (vi) Penn Capital’s compliance policies and procedures; (vii) Penn Capital’s financial information, insurance coverage and profitability analysis related to its provision of advisory services to the Funds; (viii) the extent to which economies of scale are

PENN CAPITAL FUNDS

Additional Information

AUGUST 31, 2024 (UNAUDITED)

relevant to the Funds; (ix) information regarding each Fund’s fees relative to other funds with similar investments and structure; and (x) information regarding the performance of each Fund relative to its benchmark index and other funds with similar investments and structure.

Nature, Extent and Quality of Services Provided to the Funds. The Trustees evaluated the nature, extent and quality of the services that Penn Capital would provide under the Interim Advisory Agreement, which are the same services that Penn Capital provides under the Current Advisory Agreement, on the basis of the functions that Penn Capital performs, and the quality and stability of the staff committed to those functions, Penn Capital’s compliance record and financial condition and its background and history in providing services to the Funds under the Current Advisory Agreement. Based on the information provided and the Trustees’ prior experience with Penn Capital, the Trustees concluded that the nature and extent of the services that Penn Capital would provide under the Interim Advisory Agreement, as well as the quality of those services, was satisfactory.

Costs of Services Provided and Profits Realized by Penn Capital. The Trustees examined fee information for each Fund, including a comparison of such information to other similarly situated funds, and the total expense ratio of each Fund. In this regard, the Trustees noted that the management fees and total expenses of each Fund and the existing fee waiver arrangements were not expected to change as a result of the Acquisition or approval of the Interim Advisory Agreement, except that all advisory fees will be placed in escrow pending shareholder approval of the New Advisory Agreement and certain other provisions required pursuant to Rule 15a-4 of the 1940 Act. The Trustees also reviewed analyses of Penn Capital’s estimated profitability related to its provision of advisory services to the Funds. Based on the information provided, the Trustees concluded that the amount of management fees that the Funds currently pay, and would pay under the Interim Advisory Agreement, to Penn Capital are reasonable in light of the nature and quality of the services provided.

Investment Performance of the Funds. The Trustees reviewed information concerning each Fund’s investment performance, both absolutely as well as compared to its benchmark index and to other funds with similar investments and structure. The Trustees also considered Penn Capital’s quarterly portfolio reviews explaining the Funds’ performance and the investment strategies it employs for the Funds. After considering all of the information, the Trustees concluded that, although past performance is not a guarantee of future results, the Funds and their shareholders were likely to benefit from Penn Capital’s continued provision of investment management services.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the Interim Advisory Agreement, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Funds’ assets increase, whether the Funds were large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Funds’ shareholders. The Trustees determined that the fee schedules in the Interim Advisory Agreement were reasonable and appropriate.

Other Benefits to Penn Capital. In addition to the above factors, the Trustees also considered other benefits received by Penn Capital from its management of the Funds, including, without limitation, the ability to market its advisory services for similar products in the future.

The Trustees also considered that they would be able to, and intended to, monitor on a regular basis the ability of Penn Capital and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Trustees considered that, under the Interim Advisory Agreement, the Board would have the authority, should the need arise in its view, to terminate the Interim Advisory Agreement without penalty upon 10 days’ notice to Penn Capital.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, each Independent Trustee based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Independent Trustees determined that the Interim Advisory Agreement is fair and reasonable to each Fund. The Board, including all of the Independent Trustees, therefore determined that the approval of the Interim Advisory Agreement was in the best interests of each Fund and its shareholders and that the Interim Advisory Agreement should be approved for a term ending upon the earlier of 150 days from the effective date of the Interim Advisory Agreement or the date upon which shareholder approval of a new advisory agreement is obtained.

PENN CAPITAL FUNDS

Additional Information

AUGUST 31, 2024 (UNAUDITED)

Approval of New Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the approval of the New Advisory Agreement between Penn Capital and the Trust on behalf of the Penn Capital Mid Cap Core Fund, Penn Capital Special Situations Small Cap Equity Fund, Penn Capital Opportunistic High Income Fund, and Penn Capital Short Duration High Income Fund (for this section only, each a “Fund” and collectively the “Funds”), at a meeting of the Board held on August 2, 2024 (the “Meeting”). The Board’s decision to approve the New Advisory Agreement reflects the exercise of its business judgment.

In considering the approval of the New Advisory Agreement, the Board, with the assistance of independent counsel, considered its legal responsibilities with regard to all factors deemed to be relevant to the Funds. The Board evaluated the New Advisory Agreement in light of all the materials provided prior to and during the Meeting and at other meetings that preceded the Meeting, including meetings held on held on February 12-13, 2024, March 25, 2024, April 24, 2024, May 15-15, 2024, and June 27, 2024 (collectively, the “Prior Meetings”), the presentations made during the Meeting and the Prior Meetings and the discussions held during the Meeting and the Prior Meetings. The Trustees reviewed these materials with management of Penn Capital and discussed the New Advisory Agreement with counsel in executive sessions at which no representatives of Penn Capital were present. The Trustees considered whether approval of the New Advisory Agreement would be in the best interests of each Fund and its shareholders and the overall fairness of the New Advisory Agreement. Among other things, the Trustees considered information concerning: (i) the nature, extent and quality of the services provided by Penn Capital to the Funds; (ii) descriptions of the experience and qualifications of Penn Capital’s personnel providing those services; (iii) Penn Capital’s investment philosophies and processes; (iv) Penn Capital’s assets under management and client descriptions; (v) Penn Capital’s management fee arrangement with the Trust; (vi) Penn Capital’s compliance policies and procedures; (vii) Penn Capital’s financial information, insurance coverage and profitability analysis related to its provision of advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) information regarding each Fund’s fees relative to other funds with similar investments and structure; and (x) information regarding the performance of each Fund relative to its benchmark index and other funds with similar investments and structure.

Nature, Extent and Quality of Services Provided to the Funds. The Trustees evaluated the nature, extent and quality of the services that Penn Capital would provide under the New Advisory Agreement, which are the same services that Penn Capital provided under the Original Agreement, on the basis of the functions that Penn Capital performs, and the quality and stability of the staff committed to those functions, Penn Capital’s compliance record and financial condition and its background and history in providing services to the Funds under the Original Agreement. Based on the information provided and the Trustees’ prior experience with Penn Capital, the Trustees concluded that the nature and extent of the services that Penn Capital would provide under the New Advisory Agreement, as well as the quality of those services, was satisfactory. Because the services that Penn Capital would provide under the New Advisory Agreement are the same services that Penn Capital provided under the Original Agreement, the Board determined that there would not be any detrimental effects on the management or operations of each Fund.

In this regard, the Trustees considered representations by Penn Capital and Seaport that the Acquisition would not lead to a reduction in the quality or scope of services provided to the Funds. The Trustees took into account that there would be no change (including changes to the investment advisory fee or expense limitation agreement) that would adversely impact Penn Capital’s ability to provide the same quality of services as were provided in the past; that Penn Capital would be sufficiently capitalized following the Acquisition to continue its operations; that there were no material litigation, or regulatory or administrative proceedings pending against Penn Capital or its principal executive officers alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; that there were no pending regulatory inquiries by the Securities and Exchange Commission or other regulators involving Penn Capital; and that there were no material compliance issues since the approval of the Original Agreement. The Trustees noted while Seaport has experience in the investment advisory sector through its subsidiary Seaport Global Asset Management LLC, an investment advisor registered with the SEC, Seaport did not have prior experience advising funds registered under the 1940 Act. However, the Funds’ investment advisory and certain other personnel continued to provide services to the Funds following the Acquisition.

Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the applicable transaction, at least 75% of the

PENN CAPITAL FUNDS

Additional Information

AUGUST 31, 2024 (UNAUDITED)

board members of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon a Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), Penn Capital represented that it is not aware of any current plans to reconstitute the Board following the Acquisition. Thus, at least 75% of the Trustees of the Trust would not be “interested persons” (as defined in the 1940 Act) of Penn Capital for a period of three years after closing of the Acquisition and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), Penn Capital represented that the Acquisition will not have an economic impact on their ability to provide services to the Funds and no fee increases are contemplated. Thus, the Trustees found that the Acquisition would not result in an “unfair burden” (as defined in Section 15(f) during the two-year period following the closing of the Acquisition. Penn Capital represented that neither it nor any interested person of it would receive any compensation from the Funds or its shareholders, except as permitted pursuant to Section 15(f).

Costs of Services Provided and Profits Realized by the Advisor. The Trustees examined fee information for each Fund, including a comparison of such information to other similarly situated Funds, and the total expense ratio of each Fund. In this regard, the Trustees noted that the management fees and total expenses of each Fund and the existing fee waiver arrangements were not expected to change as a result of the Acquisition or approval of the New Advisory Agreement. The Trustees also reviewed analyses of Penn Capital’s estimated profitability related to its provision of advisory services to the Funds. Based on the information provided, the Trustees concluded that the amount of management fees that the Funds currently pay, and would pay under the New Advisory Agreement, to Penn Capital were reasonable in light of the nature and quality of the services provided.

Investment Performance of the Funds. The Trustees reviewed information concerning each Fund’s investment performance, both absolutely as well as compared to its benchmark index and to other funds with similar investments and structure. The Trustees also considered Penn Capital’s quarterly portfolio reviews explaining the Funds’ performance and the investment strategies it employs for the Funds. After considering all of the information, the Trustees concluded that, although past performance is not a guarantee of future results, the Funds and their shareholders were likely to benefit from Penn Capital’s continued provision of investment management services.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the New Advisory Agreement, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Funds’ assets increase, whether the Funds were large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Funds’ shareholders. The Trustees determined that the fee schedules in the New Advisory Agreement were reasonable and appropriate.

Other Benefits to the Advisor. In addition to the above factors, the Trustees also considered other benefits received by Penn Capital from its management of the Funds, including, without limitation, the ability to market its advisory services for similar products in the future.

The Trustees also considered that they would be able to, and intended to, monitor on a regular basis the ability of Penn Capital and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Trustees considered that, under the New Advisory Agreement, the Board would have the authority, should the need arise in its view, to terminate the New Advisory Agreement without penalty upon 60 days’ notice to Penn Capital.

No single factor was determinative of the Board’s decision to approve the New Advisory Agreement; rather, each Trustee based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees, including all of the Independent Trustees, approved the New Advisory Agreement, subject to shareholder approval, for an initial term ending August 16, 2025.

PENN CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of
The RBB Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund, the Penn Capital Short Duration High Income Fund, and the Penn Capital Special Situations Small Cap Equity Fund (the “Funds”), each a series of The RBB Fund Trust (the “Trust”), including the schedules of investments, as of August 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended, for the two month period ended August 31, 2021, and for the year ended June 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, the two month period ended August 31, 2021, and for the year ended June 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights of the Funds, for the year ended June 30, 2020, were audited by other auditors, whose report dated August 28, 2020 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2024

Investment Advisor
Penn Capital Management Company, LLC
Navy Yard Corporate Center
1200 Intrepid Avenue, Suite 400
Philadelphia, Pennsylvania 19112

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Custodian
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Portland, ME 04101

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.844.302.PENN (7366)
www.penncapitalfunds.com

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUNDS’ INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER RELEVANT INFORMATION CAN BE FOUND IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, COPIES OF WHICH MAY BE OBTAINED BY CALLING (844) 302-PENN (7366) OR BY VISITING WWW.PENNCAPITALFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

The Torray Fund

The Torray Fund

Schedule of Investments

August 31, 2024

	Shares	Value
COMMON STOCKS — 98.7%
Communication Services — 4.6%
Alphabet, Inc. - Class A	100,570	$16,431,127

Consumer Discretionary — 10.9%
Home Depot, Inc.	36,120	13,310,220
Lennar Corp. - Class B	95,840	16,180,667
Ulta Beauty, Inc.(a)	26,650	9,403,186
		38,894,073
Energy — 10.7%
EOG Resources, Inc.	111,935	14,419,467
Phillips 66	91,425	12,827,842
Schlumberger NV	245,240	10,788,107
		38,035,416
Financials — 34.9%(b)
American Express Co.	63,108	16,322,884
Berkshire Hathaway, Inc. - Class B(a)	61,790	29,407,097
Chubb Limited	52,650	14,962,077
Fiserv, Inc.(a)	98,950	17,276,670
JPMorgan Chase & Co.	64,320	14,459,136
Marsh & McLennan Cos., Inc.	75,811	17,247,761
W R Berkley Corp.	240,952	14,384,834
		124,060,459
Health Care — 13.4%
Johnson & Johnson	105,365	17,475,839
Royalty Pharma PLC - Class A	505,725	14,681,197
UnitedHealth Group Inc.	26,108	15,408,941
		47,565,977
Industrials — 11.5%
Eaton Corp. PLC	40,635	12,472,100
General Dynamics Corp.	55,255	16,541,137
Honeywell International, Inc.	56,265	11,698,056
		40,711,293

The accompanying notes are an integral part of the financial statements.

1

The Torray Fund

SCHEDULE OF INVESTMENTS (concluded)

August 31, 2024

	Shares	Value
Information Technology — 12.7%
Applied Materials, Inc.	50,515	$9,964,589
Keysight Technologies, Inc.(a)	71,125	10,961,785
Qualcomm, Inc.	60,015	10,520,630
Texas Instruments, Inc.	63,980	13,713,473
		45,160,477
TOTAL COMMON STOCKS
(Cost $186,047,017)		350,858,822

SHORT-TERM INVESTMENTS — 1.2%
Money Market Funds — 1.2%
Fidelity Government Portfolio - Class Institutional, 5.21%(c)	4,239,325	4,239,325
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,239,325)		4,239,325

TOTAL INVESTMENTS — 99.9%
(Cost $190,286,342)		$355,098,147
Other Assets in Excess of Liabilities — 0.1%		206,874
TOTAL NET ASSETS — 100.0%		$355,305,021

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.

(b)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors (see Note 9).

(c)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.

The accompanying notes are an integral part of the financial statements.

2

The Torray Fund

Statement of Assets and Liabilities

As of August 31, 2024

ASSETS:
Investments in securities at value (cost $190,286,342)	$355,098,147
Dividends & interest receivable	526,832
Prepaid expenses and other assets	2,051
TOTAL ASSETS	355,627,030

LIABILITIES:
Payable to advisory fees	244,041
Payable for fund shares redeemed	4,000
Accrued expenses and other liabilities	73,968
TOTAL LIABILITIES	322,009

NET ASSETS	$355,305,021

NET ASSETS CONSIST OF:
Paid-in capital	$175,388,210
Total distributable earnings/(losses)	179,916,811
Net Assets	$355,305,021

Shares issued and outstanding (unlimited number of shares authorized without par value)	6,156,188
Net asset value, offering and redemption price per share	$57.72

The accompanying notes are an integral part of the financial statements.

3

The Torray Fund

Statement of Operations

For the Year ended August 31, 2024

INVESTMENT INCOME:
Dividend income	$6,267,303
Interest income	378,068
Total investment income	6,645,371

EXPENSES:
Advisory fees (See Note 4)	2,818,947
Advisory fees - recouped (See Note 4)	29,208
Transfer agent fees & expenses	128,806
Fund administration & accounting fees	93,891
Printing, postage & mailing fees	34,803
Federal & state registration fees	31,094
Legal fees	20,361
Audit fees	19,400
Trustees’ fees	13,195
Custody fees	8,504
Insurance expense	8,248
Other fees	27,319
Total expenses before waiver and/or reimbursement	3,233,776
Less: waiver and/or reimbursement from investment manager (See Note 4)	(83,186)
Net expenses	3,150,590

NET INVESTMENT INCOME/(LOSS)	3,494,781

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments	15,857,011
Net change in unrealized appreciation/(depreciation) on investments	54,894,103
Net realized and unrealized gain/(loss) on investments	70,751,114

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74,245,895

The accompanying notes are an integral part of the financial statements.

4

The Torray Fund

Statements of Changes in Net Assets

For each period/year indicated:

	Year Ended 8/31/24	Period Ended 8/31/23*	Year Ended 12/31/22
Increase/(Decrease) in Net Assets Resulting from Operations:
Net investment income/(loss)	$3,494,781	$2,853,620	$3,925,083
Net realized gain/(loss) on investments	15,857,011	2,132,484	20,982,080
Net change in unrealized appreciation/(depreciation) on investments	54,894,103	13,596,458	(29,455,877)
Net increase/(decrease) in net assets resulting from operations	74,245,895	18,582,562	(4,548,714)

Distributions to Shareholders:
Total distributions to shareholders	(20,176,149)	(2,189,731)	(31,596,530)

Shares of Beneficial Interest:
Net increase/(decrease) from share transactions (Note 6)	(17,545,373)	(18,899,891)	(23,434,576)
Total increase/(decrease) in net assets	36,524,373	(2,507,060)	(59,579,820)
Net Assets – Beginning of Period	318,780,648	321,287,708	380,867,528
Net Assets – End of Period	$355,305,021	$318,780,648	$321,287,708

*	Effective August 31, 2023, the Fund changed its fiscal year end date to August 31st.

The accompanying notes are an integral part of the financial statements.

5

The Torray Fund

Financial Highlights

For a Fund share outstanding throughout each period/year.

PER SHARE DATA:
	Year Ended August 31,	Period Ended August 31,		Years ended December 31:
	2024	2023(1)		2022(2)	2021	2020	2019
Net Asset Value, Beginning of Year	$49.33	$46.86		$52.24	$47.64	$50.70	$43.45
Investment operations
Net investment income/(loss)(3)	0.55	0.43		0.60	0.59	0.63	0.74
Net realized and unrealized gain/(loss) on investments	11.03	2.38		(1.03)	9.65	(2.15)	7.86
Total from investment operations	11.58	2.81		(0.43)	10.24	(1.52)	8.60
Less distributions from:
Net investment income	(0.57)	(0.34)		(0.60)	(0.59)	(0.64)	(0.95)
Net realized gains	(2.62)	—		(4.35)	(5.05)	(0.90)	(0.40)
Total distributions	(3.19)	(0.34)		(4.95)	(5.64)	(1.54)	(1.35)
Net Asset Value, End of Year	$57.72	$49.33		$46.86	$52.24	$47.64	$50.70
TOTAL RETURN(4)	24.89%	6.03	%(5)	-0.98%	21.39%	-2.51%	19.89%

The accompanying notes are an integral part of the financial statements.

6

The Torray Fund

Financial Highlights (continued)

For a Fund share outstanding throughout each period/year.

PER SHARE DATA:
	Year Ended August 31,	Period Ended August 31,		Years ended December 31:
	2024	2023(1)		2022(2)	2021	2020	2019
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000’s omitted)	$355,305	$318,781		$321,288	$380,868	$356,342	$408,961
Ratios of expenses to average net assets:
Before expense waiver	0.97%	0.96	%(6)	1.16%	1.16%	1.17%	1.15%
After expense waiver	0.95%	0.95	%(6)	1.06%	1.07%	1.06%	1.06%
Ratios of net investment income to average net assets	1.05%	1.36	%(6)	1.18%	1.10%	1.46%	1.53%
Portfolio turnover rate	12%	9	%(5)	40%	36%	33%	11%

(1)	Effective August 31, 2023, the Fund changed its fiscal year end date to August 31st.
(2)

Prior to the close of business on December 9, 2022, the Fund was a series (the “Predecessor Fund”) of The Torray Fund, an open-end management investment company organized as a Massachusetts business trust. The Predecessor Fund was reorganized into the Fund following the close of business on December 9, 2022 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to December 9, 2022 included herein is that of the Predecessor Fund. See Note 1.

(3)	Calculated based on average amount of shares outstanding during the period.
(4)	Past performance is not predictive of future performance. Returns assume reinvestment of all dividends and distributions.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

7

The Torray Fund

Notes to Financial Statements

As of August 31, 2024

NOTE 1 – ORGANIZATION

The Torray Fund (“Fund”) is a separate diversified series of The RBB Fund Trust (“Trust”). The Trust was organized as a Delaware statutory trust on August 29, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Currently, the Trust has six active investment portfolios. The Fund commenced operations on December 31, 1990 as a separate series (the “Predecessor Fund”) of The Torray Fund, a Massachusetts business trust. Effective as of the close of business on December 9, 2022, the Predecessor Fund was reorganized into a new series of the Trust in a tax-free reorganization (the “Reorganization”), whereby the Fund acquired all the assets and liabilities of the Predecessor Fund, in exchange for shares of the Fund which were distributed pro rata by the Predecessor Fund to its shareholders, in complete liquidation and termination of the Predecessor Fund. The Agreement and Plan of Reorganization pursuant to which the Reorganization was accomplished was approved by shareholders of the Predecessor Fund on November 1, 2022. Unless otherwise indicated, references to the “Fund” in these Notes to Financial Statements refer to the Predecessor Fund and Fund. At the September 13, 2023 meeting of the Board of Trustees of the Trust (the “Board”), the Board approved a change in fiscal year end for the Fund from December 31st to August 31st effective August, 31 2023.

The Fund’s investment objectives are to build investor wealth over extended periods and to minimize shareholder capital gains tax liability by limiting the realization of long- and short-term gains. The Fund invests principally in common stock of larger-capitalization companies that generally have demonstrated records of profitability, conservative financial structures and shareholder-oriented management. The Fund seeks to invest in such companies when it believes that valuations are modest relative to earnings, cash flow or asset values. Large capitalization companies are those with market capitalizations of $8 billion or more. Investments are held as long as the issuers’ fundamentals remain intact, and the Fund believes issuers’ shares are reasonably valued. There can be no assurance that the Fund’s investment objectives will be achieved.

The Fund is an investment company and accordingly follows the investment companies accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The end of the reporting period for the Fund is August 31, 2024, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2024 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

8

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2024

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the current fiscal period, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the current fiscal period, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. As of and during the current fiscal period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to December 31, 2020.

Security Transactions and Investment Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method. Non-cash dividend income is recognized at the fair value of property received.

The Fund distributes all net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the current fiscal period, no such reclassifications were made.

Certain expenses are shared with The RBB Fund, Inc. (“RBB”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2024

NOTE 3 — SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Short-term debt securities (maturing in 60 days or less), such as U.S. Treasury Bills, are valued at amortized cost, which approximates market value and are categorized in Level 2 of the fair value hierarchy.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Torray Investment Partners LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair

10

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2024

values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board. As of current fiscal period, no Fund portfolio securities were priced in accordance with such procedures.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of current fiscal period:

	Level 1	Level 2	Level 3	Total
Common Stock	$350,858,822	$—	$—	$350,858,822
Short-Term Investment	4,239,325	—	—	4,239,325
Total Investments*	$355,098,147	$—	$—	$355,098,147

*	Please refer to the Schedule of Investments for further details.

NOTE 4 — INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement (the “Advisory Agreement”) with the Adviser to furnish investment advisory services and to pay for certain operating expenses of the Fund. Pursuant to the Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

Effective December 9, 2022, the Adviser and the Fund entered into an Operating Expense Limitation Agreement (the “Agreement”) whereby the Adviser has contractually agreed to waive its fee and reimburse the Fund for its current Operating Expenses so as to limit the Fund’s current Operating Expenses (excluding certain items discussed below) to an annual rate, expressed as a percentage of the Fund’s average annual net assets, of 0.95% (the “Expense Cap”). For purposes of the Agreement, the following expenses are not taken into account and could cause net total annual Fund Operating Expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses. This contractual limitation is in effect until December 31, 2025 and may not be terminated without the approval of the Board. During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

GROSS ADVISORY FEE	WAIVERS AND/OR REIMBURSEMENTS	RECOUPMENTS*	NET ADVISORY FEE
$2,818,947	$(83,186)	$29,208	$2,764,969

*	Attributable to fees waived in period ended August 31, 2023.

11

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2024

Under the Agreement, if at any time the Fund’s total annual Fund Operating Expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed (i) the expense limitations that were in effect at the time of the waiver or reimbursement and (ii) the current expense limit in effect at the time of the reimbursement.

As of the end of the current fiscal period, the Fund had amounts available for recoupment as follows:

Expiration August 31, 2027	Total
$83,186	$83,186

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

NOTE 5 — TRUSTEE AND OFFICER COMPENSATION

The Trustees of the Trust receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Trust. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Trust. They are not compensated by the Fund or the Trust. For Trustee and Officer compensation amounts, please refer to the Statements of Operations.

12

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2024

NOTE 6 — SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year ended 8/31/24		Period ended 8/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	71,374	$3,881,230	22,174	$1,075,591	226,400	$11,219,486
Reinvestment of distributions	388,779	18,541,519	42,498	1,977,768	577,797	27,906,740
Shares redeemed	(766,271)	(39,968,122)	(458,561)	(21,953,250)	(1,238,188)	(62,560,802)
	(306,118)	$(17,545,373)	(393,889)	$(18,899,891)	(433,991)	$(23,434,576)

NOTE 7 — INVESTMENT TRANSACTIONS

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$39,988,430	$70,135,456

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

NOTE 8 — TAX MATTERS

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended August 31, 2024, period ended August 31, 2023, and year ended December 31, 2022 were as follows:

	August 31, 2024	August 31, 2023	December 31, 2022
Distributions paid from:
Ordinary Income	$3,649,834	$2,189,731	$4,709,901
Long-Term Capital Gains	16,526,315	—	26,886,629
	$20,176,149	$2,189,731	$31,596,530

13

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2024

As of August 31, 2024, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$561,259
Undistributed long-term capital gain	14,596,170
Net unrealized appreciation/(depreciation)	164,759,382
Total accumulated earnings	$179,916,811

As of August 31, 2024, the Fund did not have any capital loss carryovers. A regulated investment company may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses (i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the taxable period ended August 31, 2024, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2024. As of August 31, 2024, the Fund had no tax basis post October losses or qualified late-year losses.

The cost basis of investments for federal income tax purposes at August 31, 2024, the Fund’s most recently completed fiscal year end, were as follows:

August 31, 2024
Gross unrealized appreciation	$167,583,374
Gross unrealized (depreciation)	(2,823,992)
Net unrealized appreciation	$164,759,382
Cost	$190,338,765

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of passive foreign investment companies (PFICs).

NOTE 9 — SECTOR RISK AND GENERAL RISK

As of the current fiscal period, the Fund had a significant portion of its assets invested in the Financials sector. The Financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence spending.

For purposes of financial statement reporting, 34.9% of portfolio holdings as of the current fiscal period were classified according to Global Industry Classification Standards (GICS) as belonging to the Financials sector. However, the Fund believes the actual Financials concentration risk to be below that shown for the Financials sector, as several of the constituent companies are diversified holding companies, with portions of their businesses falling outside the sector.

14

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (concluded)

As of August 31, 2024

NOTE 10 — COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 11 — SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued, and has determined that there were the following subsequent event: The Fund paid the following distribution:

Record Date	Ex-Date	Pay Date	Distribution Rate Per Share
September 25, 2024	September 26, 2024	September 26, 2024	$0.01946525

15

The Torray Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
The RBB Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Torray Fund (the “Fund”), a series of The RBB Fund Trust, as of August 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended, the period from January 1, 2023 through August 31, 2023 and the year ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended and the changes in net assets and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2021, and prior, were audited by other auditors whose report dated March 1, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 29, 2024

16

The Torray Fund

Other Information

As of August 31, 2024 (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the renewal of the investment advisory agreement between Torray Investment Partners LLC (“Torray”) and the Trust on behalf of the Fund (the “Investment Advisory Agreement”) at a meeting of the Board held on May 15-16, 2024 (the “Meeting”). At the Meeting, the Board, including all of the Independent Trustees, approved the Investment Advisory Agreement for an additional one-year term ending August 16, 2025. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Torray with the assistance and advice of counsel to the Independent Trustees and the Trust.

In considering the renewal of the Investment Advisory Agreement, the Trustees took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Trustees reviewed these materials with management of Torray, and discussed the aforementioned Agreement with counsel in executive sessions, at which no representatives of Torray were present. Among other things, the Trustees considered (i) the nature, extent, and quality of Torray’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of Torray’s personnel providing those services; (iii) Torray’s investment philosophies and processes; (iv) Torray’s assets under management and client descriptions; (v) Torray’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Torray’s advisory fee arrangement with the Trust and other similarly managed clients; (vii) Torray’s compliance policies and procedures; (viii) Torray’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Fuse Research Network, LLC comparing the Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of the Fund to the performance of its Peer Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Trustees considered the nature, extent and quality of the services provided by Torray. The Trustees concluded that Torray had substantial resources to provide services to the Fund and that Torray’s services had been acceptable.

The Trustees also considered the investment performance of the Fund, and considered the Fund’s investment performance in light of its investment objective and investment strategies. Information on the Fund’s investment performance was provided for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended December 31, 2023. The Trustees noted that the Fund outperformed its benchmark, the Morningstar US Large-Mid Cap Broad Value Index, for the three-year period ended December 31, 2023, and underperformed its benchmark for the three-month, one-year, five-year, and ten-year periods ended December 31, 2023. The Trustees noted that the Fund outperformed the median of its Peer Group for the three-month, one-year, and three-year periods ended December 31, 2023, equaled the median of its Peer Group for the since-inception period ended December 31, 2023, and underperformed the median of its Peer Group for the five-year and ten-year periods ended December 31, 2023.

17

The Torray Fund

Other Information (concluded)

As of August 31, 2024 (unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Trustees noted that the Fund’s net advisory fee was above the median and in the 5th quintile of its Peer Group, and the Fund’s total net expenses were below the median and in the 2nd quintile of its Peer Group. The Trustees noted that Torray had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2025 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding the Fund’s costs, Torray’s estimated profitability and economies of scale, and after considering Torray’s services, the Trustees concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved for an additional annual period ending August 16, 2025.

18

The Torray Fund

Tax Information

As of August 31, 2024 (unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the Federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Fund’s fiscal year ended August 31, 2024. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended August 31, 2024, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2024, was 100% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0%.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their information reporting.

19

INVESTMENT Adviser

Torray Investment Partners LLC
7501 Wisconsin Avenue, Suite 750 W
Bethesda, MD 20814

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bank Global Fund Services
615 E. Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

UNDERWRITER

Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. All indices are unmanaged groupings of stocks that are not available for investment.

The

TORRAY

FUND

of The RBB Fund Trust

FINANCIAL STATEMENTS

AUGUST 31, 2024

funds.torray.com

(301) 493-4600
(800) 626-9769

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in Item 7 of this Form, as part of the financial statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in Item 7 of this Form, as part of the financial statements.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for each Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund Trust

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President
(Principal Executive Officer)

Date	11/12/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President
(Principal Executive Officer)

Date	11/12/2024

By (Signature and Title)*	/s/ James Shaw
James Shaw, Chief Financial Officer
(Principal Financial Officer)

Date	11/12/2024

*	Print the name and title of each signing officer under his or her signature.